SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Mairs & Power Funds Trust
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

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1

[...], 2022

Dear Shareholder:

Please take note that a special joint meeting of shareholders of the Mairs & Power Growth Fund, the Mairs & Power Balanced Fund and the Mairs & Power Small Cap Fund (each, a “Target Fund” and collectively, the “Target Funds”), each a series of the Mairs & Power Funds Trust (“M&P Trust”), will be held on [...], 2022, at the offices of M&P Trust, W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101, at 10:00 a.m., Central time (the “Meeting”).

The purpose of the Meeting is to ask shareholders of the Target Funds to approve a change in the trust of which each Target Fund is a series. The Target Funds currently are organized as a series of M&P Trust, a standalone trust comprised only of the Target Funds. If the reorganizations (as described below) are completed, the Target Funds would become series of a multiple series trust platform comprised of the Target Funds and other third-party funds. The purpose of the proposals is to achieve greater economies of scale due to the larger assets of the multiple series trust platform and to obtain greater access to the resources offered by the multiple series trust platform including experienced professionals that will provide operational, legal and compliance services as well as systems and infrastructure to address regulatory changes and increasing industry complexity. Shareholders will be asked to consider the following proposals:

1.(Mairs & Power Growth Fund) To approve the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Mairs & Power Growth Fund (the “Target Growth Fund”), a series of M&P Trust, by the Mairs & Power Growth Fund (the “Acquiring Growth Fund”), a newly organized series of Trust for Professional Managers, a Delaware statutory trust (“TPM”), in exchange for shares of the Acquiring Growth Fund and the assumption by the Acquiring Growth Fund of all liabilities of the Target Growth Fund and (b) the subsequent liquidation, termination, and dissolution of the Target Growth Fund; and

2.(Mairs & Power Balanced Fund) To approve the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Mairs & Power Balanced Fund (the “Target Balanced Fund”), a series of M&P Trust, by the Mairs & Power Balanced Fund (the “Acquiring Balanced Fund”), a newly organized series of TPM, in exchange for shares of the Acquiring Balanced Fund and the assumption by the Acquiring Balanced Fund of all liabilities of the Target Balanced Fund and (b) the subsequent liquidation, termination, and dissolution of the Target Balanced Fund; and

3.(Mairs & Power Small Cap Fund) To approve the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Mairs & Power Small Cap Fund (the “Target Small Cap Fund”), a series of M&P Trust, by the Mairs & Power Small Cap Fund (the “Acquiring Small Cap Fund”), a newly organized series of TPM, in exchange for shares of the Acquiring Small Cap Fund and the assumption by the Acquiring Small Cap Fund of all liabilities of the Target Small Cap Fund and (b) the subsequent liquidation, termination, and dissolution of the Target Small Cap Fund; and

4.To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

If you are a shareholder of record of the Target Funds as of the close of business on [...], 2022, you will have the opportunity to vote on the reorganization proposal affecting your Target Fund. If shareholders of each Target Fund approve the reorganization of their Target Fund, each Target Fund would be a series of TPM, an investment company with its principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The proposed reorganization of the Target Funds will not result in a change in the current investment adviser, Mairs & Power, Inc., to the Target Funds, or any change to the Target Funds’ investment objectives, strategies or investment policies.

We think that the proposals are in the best interest of the shareholders of each Target Fund. The Board of Trustees of M&P Trust has unanimously recommended that shareholders of each Target Fund vote “FOR” each applicable proposal.

We strongly encourage your participation by asking you to review these materials and complete and return your proxy card as soon as possible.

Detailed information about each of the proposals is contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self‑addressed, postage‑paid envelope has been enclosed for your convenience. Alternatively, you may vote by telephone or via the internet following the instructions on the proxy card. It is very important that you vote and that your voting instructions be received no later than 10:00 a.m. Central time on [...], 2022.

NOTE: You may receive more than one proxy package if you hold shares in more than one Target Fund account. You must return separate proxy cards for separate holdings. We have provided postage‑paid return envelopes for each, which require no postage if mailed in the continental United States.

If you have any questions after considering the enclosed materials, please call the proxy solicitor at 866-530-8623. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Sincerely,

_______________________
Mark L. Henneman
President, Mairs & Power Funds Trust

MAIRS & POWER GROWTH FUND,
MAIRS & POWER BALANCED FUND, AND
MAIRS & POWER SMALL CAP FUND
each, a series of
MAIRS & POWER FUNDS TRUST
____________

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD [...], 2022
____________

Dear Shareholders:

The Board of Trustees of the Mairs & Power Funds Trust (“M&P Trust”), an open-end investment company organized as a Delaware statutory trust, will hold a special joint meeting of the shareholders of the Mairs & Power Growth Fund, the Mairs & Power Balanced Fund and the Mairs & Power Small Cap Fund, (each, a “Target Fund” and collectively, the “Target Funds”), to be held at the offices of M&P Trust, W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101 on [...], 2022 at 10:00 a.m., Central time (the “Meeting”) for the following purposes:

1.(Mairs & Power Growth Fund) To approve the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Mairs & Power Growth Fund (the “Target Growth Fund”), a series of M&P Trust, by the Mairs & Power Growth Fund (the “Acquiring Growth Fund”), a newly organized series of Trust for Professional Managers, a Delaware statutory trust (“TPM”), in exchange for shares of the Acquiring Growth Fund and the assumption by the Acquiring Growth Fund of all liabilities of the Target Growth Fund and (b) the subsequent liquidation, termination, and dissolution of the Target Growth Fund; and

2.(Mairs & Power Balanced Fund) To approve the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Mairs & Power Balanced Fund (the “Target Balanced Fund”), a series of M&P Trust, by the Mairs & Power Balanced Fund (the “Acquiring Balanced Fund”), a newly organized series of TPM, in exchange for shares of the Acquiring Balanced Fund and the assumption by the Acquiring Balanced Fund of all liabilities of the Target Balanced Fund and (b) the subsequent liquidation, termination, and dissolution of the Target Balanced Fund; and

3.(Mairs & Power Small Cap Fund) To approve the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Mairs & Power Small Cap Fund (the “Target Small Cap Fund”), a series of M&P Trust, by the Mairs & Power Small Cap Fund (the “Acquiring Small Cap Fund”), a newly organized series of TPM, in exchange for shares of the Acquiring Small Cap Fund and the assumption by the Acquiring Small Cap Fund of all liabilities of the Target Small Cap Fund and (b) the subsequent liquidation, termination, and dissolution of the Target Small Cap Fund; and

4.To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of the Target Funds at the close of business on [...], 2022.

Whether or not you plan to attend the Meeting in person, please vote your shares. In order for your shares to be represented at the Meeting, please vote your proxy as soon as possible either by mail, telephone, or via the internet as indicated on the enclosed proxy card. If voting by mail, you are requested to:

•indicate your instructions on the proxy card;
•date and sign the proxy card;
•mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the continental United States; and
•allow sufficient time for the proxy card to be received by 10:00 a.m. Central time, on [...], 2022. (However, proxies received after this date may still be voted in the event of an adjournment or postponement to a later date.)

In addition to voting by mail, you may also vote by either telephone or via the internet, as follows:

Notice of Special Meeting                        1

To vote by telephone:	To vote by internet:
(1) Read the Proxy Statement and have your proxy card on hand	(1) Read the Proxy Statement and have your proxy card on hand
(2) Call the toll‑free number that appears on your proxy card	(2) Go to the website that appears on your proxy card
(3) Enter the control number set forth on the proxy card and follow the simple instructions	(3) Enter the control number set forth on the proxy card and follow the simple instructions

We encourage you to vote by telephone or via the internet using the control number that appears on your enclosed proxy card. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

PLEASE RESPOND — WE ASK THAT YOU VOTE PROMPTLY IN ORDER
TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.
YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

___________________________
Robert W. Mairs
Secretary, Mairs & Power Funds Trust

Notice of Special Meeting                        2

MAIRS & POWER GROWTH FUND,
MAIRS & POWER BALANCED FUND, AND
MAIRS & POWER SMALL CAP FUND
each, a series of
MAIRS & POWER FUNDS TRUST

Questions and Answers

While we encourage you to read all of the enclosed proxy statement, the following is a brief overview of the proposals you are being asked to consider. This overview contains limited information and should be read in conjunction with the proxy statement.

Question:    When will the special meeting of shareholders be held and who is eligible to vote?

Answer:    The special joint meeting of shareholders will be held on [...], 2022, at the offices of the Mairs & Power Funds Trust (“M&P Trust”), W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101, at 10:00 a.m., Central time (the “Meeting”). The record date for the Meeting is the close of business on [...], 2022 (the “Record Date”). Only shareholders who own shares of the Mairs & Power Growth Fund, the Mairs & Power Balanced Fund and/or the Mairs & Power Small Cap Fund (each, a “Target Fund,” and together, the “Target Funds”), each a series of M&P Trust, on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one vote per share, with fractional shares voting proportionately.

Question:    What are the Proposals to be voted on at the Meeting?

Answer:    As a shareholder of one or more of the Target Funds, you are being asked to vote on a reorganization involving your Target Fund (each, a “Reorganization,” and together, the “Reorganizations”) into a corresponding series of Trust for Professional Managers (“TPM”) (each, an “Acquiring Fund,” and together, the “Acquiring Funds”). Mairs & Power, Inc. (the “Adviser”) serves as the investment adviser to both the Target Funds and the Acquiring Funds. As proposed, each Target Fund would reorganize into the corresponding Acquiring Fund as set forth in the table below:

Target Fund		Acquiring Fund
Mairs & Power Growth Fund	=	Mairs & Power Growth Fund
Mairs & Power Balanced Fund	=	Mairs & Power Balanced Fund
Mairs & Power Small Cap Fund	=	Mairs & Power Small Cap Fund

Each Target Fund is requesting shareholder approval of an Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Target Fund, a series of M&P Trust, by the corresponding Acquiring Fund, a newly organized series of TPM, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Target Fund and (b) the subsequent liquidation, termination and dissolution of the Target Fund.

Under the Agreement and Plan of Reorganization, each Target Fund will transfer all of its assets and liabilities to the corresponding Acquiring Fund in exchange for a number shares of the Acquiring Fund shares having an aggregate net asset value equal to the value of the corresponding Target Fund’s net assets being acquired, followed by a distribution of those shares to Target Fund shareholders in complete liquidation of the Target Fund. M&P Trust and TPM are each a Delaware statutory trust and each an open-end investment company registered with the U.S. Securities and Exchange Commission.

If the Reorganizations are approved and implemented, shareholders of each Target Fund will become shareholders of the corresponding Acquiring Fund. Each Acquiring Fund’s investment objective and principal investment strategies are identical to those of the corresponding Target Fund. In addition, the Adviser, which serves as the current investment adviser to each Target Fund, will continue to serve as the investment adviser to each Acquiring Fund with the same portfolio management team. If approved, each Reorganization is expected to take effect on or about [...], 2022, although the date may be adjusted in accordance with the Agreement and Plan of Reorganization.

Question:    Why are the Reorganizations being proposed?

Q & A                                1

Answer:    The Adviser proposed the Reorganizations because it believes that, due to the size of the Target Funds, the Target Funds will benefit from a multiple series trust platform. The potential benefits of the multiple series trust platform include (a) the potential for economies of scale and lower expenses over time due to the larger asset size and potential for asset growth of the multiple series trust platform and the ability for fixed costs to be allocated across a larger asset base; and (b) greater access to professionals and other resources of the platform including resources to navigate increasing industry complexity and regulatory changes. These benefits will allow the Adviser to focus on investment-related services.

Question:    Will the investment objectives, principal investment strategies and principal risks of the Target Funds change as a result of the Reorganizations?

Answer:    No. There are no changes to the investment objectives, principal investment strategies, principal risks or portfolio of the Target Funds as a result of the Reorganizations. The Adviser and portfolio management team will remain the same.

Question:    What operational changes will result from the Reorganizations?

Answer:    The Reorganizations will result in a change to the operational platform on which the Target Funds operate. Following the completion of the Reorganizations, you will own shares of the Acquiring Fund that corresponds to your Target Fund. The Acquiring Funds are series of TPM, which is a separate entity overseen by different officers and trustees than M&P Trust. Please see Exhibit B of the accompanying Proxy Statement for more information about the officers and trustees of TPM. The policies and procedures of TPM will apply following the Reorganizations; however, no material changes in valuation policies or shareholder servicing policies are expected following the Reorganizations. The distributor, custodian, transfer agent and fund administrator of the Acquiring Funds will not change as a result of the Reorganizations; the independent registered public accounting firm for your Fund(s) will change.

Question:    How does the Board of Trustees of M&P Trust (the “M&P Board”) recommend that I vote on each proposal?

Answer:    The M&P Board, including all of the trustees who are not “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, unanimously recommends that you vote “FOR” each applicable proposal.

Question:    If approved, when will the Reorganizations happen?

Answer:        If Proposals 1, 2 and 3 are approved, the Reorganizations will close on or about [...], 2022.

Question:    Will I have to pay any sales charge, commission or other transactional fee in connection with the Reorganizations?

Answer:    No. The full value of each share of a Target Fund will be exchanged for shares of the corresponding Acquiring Fund without the imposition of any sales charge, redemption fee, commission or other transactional fee.

Question:    Will I have to pay any federal income taxes as a result of the Reorganizations?

Answer:    Each Reorganization has been structured to qualify as a tax-free reorganization for federal income tax purposes and is expected to so qualify. If a Reorganization qualifies for treatment as a tax-free reorganization for federal income tax purposes, shareholders will not recognize any taxable gain or loss as a result of the Reorganization. As a condition to the closing of the Reorganizations, the Target Funds will receive an opinion of counsel to the effect that each Reorganization will qualify as a tax-free reorganization for federal income tax purposes. As a shareholder of a Target Fund, you should separately consider any state, local and other tax consequences in consultation with your tax advisor. Opinions of counsel are not binding on the Internal Revenue Service or the courts.

Question:    Who will pay the expenses relating to the Reorganizations?

Answer:    The Adviser will bear two-thirds of the costs of the Reorganizations allocated to the Target Funds and the Acquiring Funds. The remaining one-third of the costs to be borne by the Target Funds collectively shall be borne by each
Q & A                                2

Target Fund in proportion to the average net assets held by the Target Funds in aggregate for the month which the expense was incurred. The remaining one-third of the costs to be borne by the Acquiring Funds collectively shall be borne by each Acquiring Fund in proportion to the net assets held by such Acquiring Fund compared to the net assets held by the Acquiring Funds in aggregate on the closing date of Reorganizations. The fees and expenses related to the Reorganizations include, but are not limited to, legal fees, auditor fees, proxy printing and mailing costs, and proxy solicitation costs. The total costs of the Reorganizations are estimated to be $729,000, of which the Adviser is estimated to bear $511,500, Growth Fund (Target Fund and Acquiring Fund collectively), Balanced Fund (Target Fund and Acquiring Fund collectively) and Small Cap Fund (Target Fund and Acquiring Fund collectively) are estimated to bear $173,000, $31,000, and $13,500, respectively.

Question:    How do I vote my shares?

Answer:    You may vote by signing, dating and returning your proxy card in the enclosed postage-paid envelope. Alternatively, you may vote your proxy via the telephone or the Internet using the information provided on your proxy card. Please take advantage of these voting options. You may also vote in person at the Meeting. If you submitted a proxy by mail, by telephone or via the Internet, you may withdraw it at the Meeting and then vote in person at the Meeting or you may submit a superseding proxy by mail, by telephone or via the Internet. If you sign a proxy card, but do not indicate your voting instructions, your shares will be voted for approval of Proposal 1, Proposal 2 and Proposal 3, as applicable. If any other business comes before the Meeting, your shares will be voted in the discretion of the persons named as proxies.

Question:    What will happen if a proposal is not approved?

Answer:    Shareholders of each Target Fund will vote separately on the applicable Reorganization proposal; however, in order to achieve the desired benefits of the Reorganizations, each Reorganization is contingent on the closing of each other Reorganization. If the closing conditions of the Reorganizations are not satisfied or waived, the M&P Board will consider additional actions with respect to the Target Funds, including, but not limited to, further solicitations of shareholders of the Target Funds or continuing to operate the Target Funds under the current trust.
Question:    What if there are not enough votes to reach a quorum by the scheduled date of the special shareholder meeting?

Answer:    If a quorum is not obtained by the scheduled Meeting date, the Meeting will be adjourned to allow more time to solicit additional proxies from shareholders. We urge you to vote promptly after reviewing the enclosed materials to avoid additional expenses and delay associated with additional proxy solicitation efforts. The persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders.

Question:    Whom do I call if I have questions after reading these materials?

Answer:    If you have questions regarding the Meeting, the proposals or the Proxy Statement, please call our proxy solicitor, AST Fund Solutions, LLC, toll free at 866-530-8623. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time.

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE TODAY.
MAIRS & POWER FUNDS TRUST
Q & A                                3

Proxy Statement
Special Joint Meeting of Shareholders
to be held on [...], 2022

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “M&P Board”) of the Mairs & Power Funds Trust (the “M&P Trust”), on behalf of the Mairs & Power Growth Fund, the Mairs & Power Balanced Fund and the Mairs & Power Small Cap Fund, each a series of M&P Trust (each, a “Target Fund,” and together, the “Target Funds”) to be voted at a Special Meeting of Shareholders to be held on [...], 2022, at the offices of M&P Trust, W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota, 55101, at 10:00 a.m., Central time (the “Meeting”), for the purposes set forth below and described in greater detail in this Proxy Statement.

The following Proposals will be considered and acted upon at the Meeting:

1.(Mairs & Power Growth Fund) To approve the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Mairs & Power Growth Fund (the “Target Growth Fund”), a series of M&P Trust, by the Mairs & Power Growth Fund (the “Acquiring Growth Fund”), a newly organized series of Trust for Professional Managers, a Delaware statutory trust (“TPM”), in exchange for shares of the Acquiring Growth Fund and the assumption by the Acquiring Growth Fund of all liabilities of the Target Growth Fund and (b) the subsequent liquidation, termination and dissolution of the Target Growth Fund; and

2.(Mairs & Power Balanced Fund) To approve the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Mairs & Power Balanced Fund (the “Target Balanced Fund”), a series of M&P Trust, by the Mairs & Power Balanced Fund (the “Acquiring Balanced Fund”), a newly organized series of TPM, in exchange for shares of the Acquiring Balanced Fund and the assumption by the Acquiring Balanced Fund of all liabilities of the Target Balanced Fund and (b) the subsequent liquidation, termination and dissolution of the Target Balanced Fund; and

3.(Mairs & Power Small Cap Fund) To approve the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Mairs & Power Small Cap Fund (the “Target Small Cap Fund”), a series of M&P Trust, by the Mairs & Power Small Cap Fund (the “Acquiring Small Cap Fund”), a newly organized series of TPM, in exchange for shares of the Acquiring Small Cap Fund and the assumption by the Acquiring Small Cap Fund of all liabilities of the Target Small Cap Fund and (b) the subsequent liquidation, termination and dissolution of the Target Small Cap Fund; and

4.To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) if you owned shares of a Target Fund at the close of business on [...], 2022 (the “Record Date”). Each shareholder is entitled to one vote for each share owned on the Record Date and proportionate fractional vote for any fraction of a share owned.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the proposals. To revoke a proxy, the shareholder giving such proxy must either (1) submit a subsequently dated proxy, (2) deliver a written notice of revocation or (3) otherwise give notice of revocation in the open Meeting, in all cases prior to the exercise of the authority granted in the proxy.

Shareholders of each Target Fund will vote separately on the applicable Reorganization (each, a “Reorganization,” and together, the “Reorganizations”); however, each Reorganization is contingent on the closing of each other Reorganization. If shareholders of the Target Funds vote to approve the Agreement and Plan of Reorganization (the “Agreement”) and the other closing conditions are satisfied or waived, shareholders of the Target Funds will receive shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the net asset value of the shares of the Target Fund they held immediately prior to the Reorganization, as determined pursuant to the Agreement.

If the shareholders of one or more of the Target Funds do not approve a Reorganization or other closing conditions are not satisfied or waived, the M&P Board will consider additional actions with respect to the Target Funds, including, but not limited to, additional solicitation of shareholders of the Target Funds or continuing to operate the Target Funds under the current trust.

The M&P Board knows of no other business that will be presented for consideration. If any other matters are properly presented, the persons named as proxies in the enclosed proxy will vote the proxies in accordance with their judgment on such matters.

The date of the first mailing of the proxy statement will be on or about [...], 2022. Supplementary solicitations may be made by mail, telephone, facsimile or electronic means.
Proxy Statement                            1

In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained by the date of the Meeting, those present in person or by proxy may, by majority vote, approve one or more adjournments of the Meeting to permit further solicitation of proxies.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the internet, the shareholder may still submit the proxy form included with this Proxy Statement by mail or attend the Meeting in person.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be held on [...], 2022:

This proxy statement is available at [web address], or by contacting the Target Funds (toll-free) at 800-304-7404. To obtain directions to attend the Meeting, please call the Target Funds (toll-free) at 800-304-7404. For a free copy of the Target Funds’ latest annual and/or semi-annual report, call (toll-free) 800-304-7404 or visit the Target Funds’ website at www.mairsandpower.com or write to:

M&P Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

The Target Funds’ Prospectuses dated April 30, 2021, as supplemented to date, Statement of Additional Information dated April 30, 2021, as supplemented to date, Annual Report dated December 31, 2020 and Semi-Annual Report dated June 30, 2021 were filed with the U.S. Securities and Exchange Commission. Each Acquiring Fund will adopt the performance and accounting history and financial statements of its corresponding Target Fund. Representatives of the Acquiring Funds have advised that the information to be included in the sections of the Acquiring Funds’ prospectuses and statement of additional information regarding the pricing of fund shares, frequent purchases and redemptions of Fund shares, tax consequences and taxation of the Fund, portfolio turnover, disclosure of portfolio holdings, proxy voting policies, investment advisory and other services, portfolio managers, and brokerage allocation and other practices will not be materially different from the information included in the Target Funds’ prospectuses and statement of additional information.

The Acquiring Funds are newly organized series of TPM and currently have no assets or liabilities. The Acquiring Funds have been created in connection with the Reorganizations for the purpose of acquiring the assets and the liabilities of the Target Funds and will not commence operations until the date of the Reorganizations.

Copies of the Proxy Statement, and any of the foregoing documents relating to the Target Funds are available upon request and without charge by calling the Target Funds at 800-304-7404, visiting www.mairsandpower.com or writing to the Target Funds at M&P Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The foregoing documents and other information filed by M&P Trust and TPM are available from the SEC’s website at www.sec.gov and may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549.

Proxy Statement                            2

PROPOSALS 1-3: SUMMARY OF THE REORGANIZATIONS

Mairs & Power, Inc. (the “Adviser”), the investment adviser to the Target Funds and Acquiring Funds, recommended the Reorganizations to the M&P Board. The purpose of the Meeting is to ask shareholders of the Target Funds to approve a change in the trust of which each Target Fund is a series. The Target Funds currently are organized as a series of M&P Trust, a standalone trust comprised only of the Target Funds. If the Reorganizations are completed, the Target Funds would become series of a multiple series trust platform comprised of the Target Funds and other third-party funds. The Adviser recommended the Reorganizations because it believes that, due to the smaller size of the Target Funds, the Target Funds will benefit from a multiple series trust platform. The potential benefits of the multiple series trust platform include (a) the potential for economies of scale and lower expenses over time due to the larger asset size and potential for asset growth of the multiple series trust platform and the ability for fixed costs to be allocated across a larger asset base; and (b) greater access to professionals and other resources of the platform including resources to navigate increasing industry complexity and regulatory changes. These benefits will allow the Adviser to focus on investment-related services.

The M&P Board has approved the Reorganizations, as has the Board of Trustees of TPM (the “TPM Board”). If approved by shareholders of the Target Funds, the Reorganizations are expected to close during the second quarter of 2022.

This Proxy Statement is being used by each Target Fund to solicit proxies to vote at the Meeting. Shareholders of each Target Fund are being asked to consider a Reorganization Proposal to approve the Agreement providing for the Reorganization relating to their Target Fund.

The following is a summary of the Reorganization Proposals. More complete information appears later in this Proxy Statement. You should carefully read the entire Proxy Statement because it contains details that are not included in this summary.

How Each Reorganization Will Work. The following provides an overview of how each Reorganization will work:

•Pursuant to the Agreement, each Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund (the “Acquiring Fund Shares”) and the Acquiring Fund’s assumption of all of the liabilities and obligations of the Target Fund on the Closing Date (as defined below). Immediately thereafter, each Target Fund will liquidate and distribute pro rata to shareholders of record of its shares the Acquiring Fund Shares received by the Target Fund.
•The Acquiring Fund will issue and deliver to the corresponding Target Fund, in exchange for the assets attributable to each Target Fund, Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Target Fund assets being acquired in the Reorganization, in each case determined as set forth in the Agreement.
•Under the Agreement, at the Closing, the net asset value of your Target Fund shares will be determined at the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date pursuant to the Acquiring Fund’s valuation procedures provided, however, that such computation is consistent with the valuation policies and procedures of the Target Fund. The per share net asset value of Target Fund shares, as so determined, will be used to calculate the number of Acquiring Fund shares issued to each shareholder in the Reorganization. The aggregate net asset value of your Target Fund shares, as so determined, will equal the aggregate net asset value of the Acquiring Fund shares received in the Reorganization.
•The Adviser will bear two-thirds of the costs of the Reorganizations and the Target Funds and Acquiring Funds will bear one-third of the costs of the costs of the Reorganizations. The aggregate costs allocated to the Target Funds and the Acquiring Funds, respectively, will be allocated in proportion to the assets of the Funds.
•Each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders who exchange their Target Fund shares for Acquiring Fund Shares of the corresponding Acquiring Fund in a Reorganization will not recognize gain or loss as a direct result of the Reorganization and no Acquiring Fund will recognize gain or loss as a direct result of a Reorganization.
•After a Reorganization is completed, Target Fund shareholders will be shareholders of the corresponding Acquiring Fund, and each Target Fund will be dissolved and terminated.
•The Target Fund will be the performance and accounting survivor of each Reorganization.

U.S. Federal Income Tax Consequences of the Reorganizations. Each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes and will not take place unless the Target Fund and the Acquiring Fund involved in such Reorganization receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will qualify as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, subject to the limited exceptions described under the section caption “Federal Income Tax Consequences” in this proxy statement, no gain or loss is expected to be recognized by any Target Fund or its shareholders as a direct result of its Reorganization. At any time prior to a Reorganization, a shareholder may redeem shares of a Target Fund. Any such redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Target Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares generally will not be currently taxable to the shareholder if those amounts remain in the non-taxable account.

A Target Fund shareholder’s aggregate tax basis in the Acquiring Fund Shares received is expected to carry over from the shareholder’s Target Fund shares, and a Target Fund shareholder’s holding period in the Acquiring Fund Shares is expected to include the shareholder’s holding period in the Target Fund shares.

REASONS FOR THE REORGANIZATIONS

The Adviser proposed the Reorganizations because it believes that, due to the size of the Target Funds, the Target Funds will benefit from a multiple series trust platform. The potential benefits of the multiple series trust platform include (a) the potential for economies of scale and lower expenses over time due to the larger asset size and potential for asset growth of the multiple series trust platform and the ability for fixed costs to be allocated across a larger asset base and (b) greater access to professionals and other resources of the platform including resources to navigate increasing industry complexity and regulatory changes. These benefits will allow the Adviser to focus on investment-related services.

SYNOPSIS OF PROPOSAL 1

REORGANIZATION OF THE MAIRS & POWER GROWTH FUND

Comparison of Fees and Expenses
The table below describes the fees and expenses that you pay if you buy, hold and sell shares of the Target Growth Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring Growth Fund after giving effect to the Reorganization. This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares. Expenses for the Target Growth Fund are based on operating expenses of the Target Growth Fund for the 12-month period ended September 30, 2021. Expenses for the Acquiring Growth Fund are pro forma operating expenses of the Acquiring Growth Fund for the same period, assuming the Reorganization had occurred prior to the start of the period.

	Target Growth Fund	Acquiring Growth Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%
Other Expenses	0.07%	0.06%
Total Annual Fund Operating Expenses	0.62%	0.61%

Example
The Example below is intended to help you compare the cost of investing in shares of the Target Growth Fund with the cost of investing in shares of the Acquiring Growth Fund after giving effect to the Reorganization. The expenses used in the Example for the Target Growth Fund are based on operating expenses of the Target Growth Fund for the 12-month period ended September 30, 2021. The expenses used in the Example for the Acquiring Growth Fund are pro forma operating expenses of the Acquiring Growth Fund for the same period, assuming the Reorganization had occurred prior to the start of the year. The Example assumes that you invest $10,000 in the Fund and then hold or redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Growth Fund	$63	$199	$346	$774
Acquiring Growth Fund (Pro Forma)	$62	$195	$340	$762

Fund Performance
The following performance information indicates some of the risks of investing in the Funds. The Acquiring Growth Fund will not commence operations until after the closing of the Reorganization. The Target Growth Fund will be the accounting and performance survivor of the Reorganization.

The bar charts show the Target Growth Fund’s performance for the calendar years ended December 31. The table illustrates how the Target Growth Fund’s average annual returns for the 1-year, 5-year and 10-year periods compared with a broad measure of market performance. The Target Growth Fund’s past performance, before and after taxes, does not necessarily indicate how it or the Acquiring Growth Fund will perform in the future. The Acquiring Growth Fund has no performance history, since it will commence operations after the Reorganization is consummated. The Acquiring Growth Fund will adopt the financial statements and the performance history of the Target Growth Fund. Updated performance information is also available on the Target Growth Fund’s website at www.mairsandpower.com or by calling toll-free 800-304-7404. The Target Growth Fund’s past performance (before and after taxes) is not necessarily an indication of how the Acquiring Growth Fund will perform in the future.

Calendar Year Returns as of December 31

During the period shown on the bar chart, the Target Growth Fund’s best and worst quarters are shown below:

Highest Quarter	2nd Quarter, 2020	17.36%
Lowest Quarter	1st Quarter, 2020	-18.84%

Average Annual Total Returns (for the periods ended December 31, 2021)
	1 year	5 years	10 years
Return Before Taxes	[...]%	[...]%	[...]%
Return After Taxes on Distributions	[...]%	[...]%	[...]%
Return After Taxes on Distributions and Sale of Fund Shares	[...]%	[...]%	[...]%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	[...]%	[...]%	[...]%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Comparison of Investment Objectives, Principal Investment Strategies and Risks, and Limitations and Restrictions

The investment objective, principal investment strategies and risks, as well as the limitations and restrictions of the Target Growth Fund and the Acquiring Growth Fund (each, a “Fund,” and collectively, the “Funds”), will be identical. The Acquiring Growth Fund is newly organized and will commence operation upon consummation of the Reorganization. Each Fund’s investment objective, principal investment strategies and risks, are discussed in more detail below. For additional information about the Target Growth Fund and the Acquiring Growth Fund investment limitations and restrictions, see the section entitled “Investment Limitations and Restrictions of the Target Funds and Acquiring Funds,” below.

Comparison of Investment Objectives
The investment objective of both Funds is to provide shareholders with a diversified portfolio of common stocks, which have the potential for above-average, long-term appreciation. The investment objective of each Fund is fundamental and may not be changed without shareholder approval.

Comparison of Principal Investment Strategies

Target Growth Fund	Acquiring Growth Fund
The Fund invests primarily in U.S. common stocks. In selecting securities for the Fund, the Adviser gives preference to companies that exhibit the potential for above-average growth and durable competitive advantages at reasonable valuations. In the Adviser’s experience, these securities typically have strong returns on invested capital. The Adviser follows a multi-cap approach and the Fund invests in stocks of small-cap, mid-cap and large-cap companies. The Adviser focuses generally on companies located in Minnesota and other states in the Upper Midwest region of the U.S. (which the Adviser considers to be the states of Illinois, Iowa, Minnesota, North Dakota, South Dakota and Wisconsin). The Fund may also invest in securities of foreign issuers, which are listed on a U.S. stock exchange or are represented by American Depositary Receipts (ADRs). The Fund may have significant investments in the industrials, information technology and healthcare sectors. The Adviser seeks to keep the Fund’s assets reasonably fully invested, to maintain modest portfolio turnover rates and to moderate risk by investing in a diversified portfolio of equity securities.
Same.

The Adviser may sell the Fund’s portfolio securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Comparison of Investment Process
The Adviser utilizes the same investment process in managing the Target Growth Fund and the Acquiring Growth Fund. The Adviser utilizes a bottom up, multi-cap approach in selecting equity securities for each Fund, focusing generally on stocks of companies headquartered in Minnesota and other states in the Upper Midwest. The Adviser evaluates company fundamentals when selecting individual stocks for each Fund rather than taking “market bets.” The Adviser’s Investment Committee monitors specific companies and industry trends and meets regularly to assess its findings. The Investment Committee seeks to identify strong companies with consistent, above-average growth. A “Durable Competitive Advantage” (DCA) analysis is performed on each company identified to assist the Investment Committee in evaluating that consistent, above-average growth is sustainable over the long-term. A DCA analysis, based on Porter’s Five Forces, evaluates the competitive rivalry between existing companies, bargaining power of buyers and suppliers, threat of substitute products and threat of new market entrants. When evaluating investment opportunities, the Adviser also considers whether environmental, social and/or corporate governance (ESG) factors are likely to have a material impact on a company’s long-term success (though ESG considerations are not necessarily determinative with respect to any particular investment decision and the Adviser does not apply exclusionary screens). As a bottom up fundamental investor, the Adviser includes ESG considerations as part of its overall investment-decision-making process. The Investment Committee also evaluates the management and valuations of companies held by the Fund. Depending on a company’s valuation, positions may be added to, trimmed or eliminated. Lastly, the Investment Committee utilizes a quantitative model which emphasizes factors the Adviser believes reflect its investment philosophy such as a proprietary calculation of return on invested capital, earnings and free cash flow yield. The Adviser believes utilizing this quantitative tool enhances its investment strategy in identifying new purchase candidates as well as in portfolio positioning of existing holdings.

Principal Risks of Investing in the Fund
The principal risks of investing in the Target Growth Fund and the Acquiring Growth Fund are identical and are discussed below. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Funds, regardless of the order in which it appears. The main risks of investing in the Funds are as follows:

Common Stock Risk
Common stocks held by the Fund will fluctuate in value based on the earnings of the company and on general industry and market conditions, leading to fluctuations in the Fund's share price.

Fund Management Risk
Active management by the Adviser in selecting and maintaining a portfolio of securities that will achieve the Fund’s investment objective could cause the Fund to underperform compared to other funds having similar investment objectives.

Healthcare Sector Risk
To the extent the Fund invests a significant portion of its assets in the healthcare sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the healthcare sector. Companies in the healthcare sector are subject to extensive government regulation and their profitability can be significantly affected by regulatory changes. Other risk factors include rising costs of medical products and services, pricing pressure and limited product lines, loss or impairment of intellectual property rights and litigation regarding product or service liability.

Industrials Sector Risk
To the extent that the Fund invests a significant portion of its assets in the industrials sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the industrials sector. The industrials sector may be significantly affected by general economic trends, including such factors as import controls, commodity prices, and worldwide competition.

Information Technology Sector Risk
To the extent the Fund invests a significant portion of its assets in the information technology sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.

Large-Cap Risk
Large-cap companies perform differently from, and at times and for extended periods of time worse than, stocks of mid- and small-cap companies. Larger, more established companies may be unable to respond quickly to new competitive challenges.

Minnesota/Upper Midwest Geographic Risk
The Adviser focuses generally on securities of companies that are located in the Upper Midwest region of the U.S. The Fund typically emphasizes companies located in Minnesota, in particular. The Fund may be impacted by events or conditions affecting the region to a greater extent than if the Fund invested in more geographically diverse investments. For example, political and economic conditions and changes in regulatory, tax or economic policy in a state or region could affect the economy or particular business operations of companies located in the state or region.

Recent Market Events Risk; General Market Events Risk
U.S. and international markets have experienced significant periods of volatility in recent months and years. The Fund’s investments are subject to market risk, which may cause the value of the Fund to decline. Equity securities are generally subject to greater risk than fixed income securities in adverse market conditions. Markets may experience periods of high volatility in response to economic, political and global macro factors including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession of the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. Uncertainties regarding interest rates, political events, rising government debt in the U.S. and trade tensions have also contributed to market volatility. During those periods, the Fund may experience high levels of shareholder redemptions and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Sector Emphasis Risk
To the extent the Fund emphasizes investments in a particular sector, the Fund will be subject to a greater degree of risks particular to that sector because companies in the sector may share common characteristics and may react similarly to market developments. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector.

Securities of Foreign Issuers and ADRs Risk
There are certain risks in securities of foreign issuers which are not associated with domestic securities. These risks, among others, include political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company.

Small-Cap and Mid-Cap Securities Risk
Small-cap and mid-cap companies may have a shorter history of operations and be less diversified with respect to their product line. Stocks of these companies tend to be more volatile and less liquid than large company stocks.

Comparison of Management of the Funds

The Adviser
The Adviser, located at W1520 First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota 55101, serves as investment adviser to the Target Growth Fund and the Acquiring Growth Fund. For both the Target Growth Fund and the Acquiring Growth Fund, the Adviser implements the Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies.

The Adviser serves as the investment adviser to the Target Growth Fund pursuant to an Amended and Restated Agreement for Investment Counsel Service between the Adviser and M&P Trust on behalf of the Target Growth Fund (the “Current Growth Fund Advisory Agreement”). The Adviser will serve as the investment adviser to the Acquiring Growth Fund pursuant to an investment advisory agreement between the Adviser and TPM, on behalf of the Acquiring Growth Fund (the “New Growth Fund Advisory Agreement”). The fees payable to the Adviser under both the Current Growth Fund Advisory Agreement and the New Growth Fund Advisory Agreement are identical. Under each Agreement, the Adviser is paid from the Target Growth Fund or Acquiring Growth Fund, as applicable, an annual rate of 0.60% of the Fund’s average daily net assets on the first $2.5 billion of net asset value and 0.50% on the average daily net asset value in excess of $2.5 billion. Under both the Current Growth Fund Advisory Agreement and the New Growth Fund Advisory Agreement, the Adviser has agreed to reimburse the Target Growth Fund or Acquiring Growth Fund in the event that the total expenses incurred by the Fund in any fiscal year, excluding interest, taxes, brokerage commissions and extraordinary litigation costs, but including payments to the Adviser, shall exceed 1.50% of the first $30 million dollars and 1.00% of the balance of the average value of the net assets of the Fund during said fiscal year, based upon computations of such value made as of the close of business on the last valuation day of each month during such fiscal year. During the fiscal year ended December 31, 2020, the Target Growth Fund paid the Adviser an advisory fee of 0.56% of the Fund’s average daily net assets. The services provided by the Adviser under each Agreement are similar, but the New Growth Fund Advisory Agreement does not obligate the Adviser to provide certain administrative services that will be provided by other service providers of TPM following the Reorganization, such as coordinating board activities, certain compliance services and responsibility for financial and tax reporting. In addition, the New Growth Fund Advisory Agreement excludes from its limitation of the Adviser’s liability, liabilities resulting from the Adviser’s negligence, whereas the Current Growth Fund Advisory Agreement excludes liabilities resulting from the Adviser’s gross negligence.

The Adviser has agreed to waive its management fees and/or reimburse expenses of the Acquiring Growth Fund for a period of two years following the closing of the Reorganizations, to the extent that Covered Expenses (defined below) accrued for the Acquiring Growth Fund for the twelve months ending on the first anniversary of the closing of the Reorganizations and the twelve months ending on the second anniversary of the Reorganizations exceed $137,000. Covered Expenses shall be limited to outside legal expenses, audit and tax expenses, trustees’ fees, insurance expenses, ICI membership fees, and CCO fees (“Covered Expenses”).

A discussion of the factors the M&P Board considered in approving the Current Growth Fund Advisory Agreement is included in the Target Growth Fund’s semi-annual report to shareholders for the period ended June 30, 2021. A discussion of the factors that the TPM Board considered in approving the New Growth Fund Advisory Agreement will be included in the Acquiring Growth Fund’s next annual or semi-annual report to shareholders, when available.

Portfolio Managers
The portfolio managers of the Target Growth Fund, as discussed below, will be identical for the Acquiring Growth Fund.

Andrew R. Adams joined the Adviser in 2006 and has served as Executive Vice President since 2016 and Chief Investment Officer since 2018. He previously served as Vice President and Investment Manager since joining the Adviser. Mr. Adams has been primarily responsible for the day-to-day management of the Target Growth Fund as Lead Portfolio Manager since April 1, 2019. Prior to such date, he was Co-Manager of the Target Growth Fund since 2015. Mr. Adams has served as Lead Portfolio Manager of the Target Small Cap Fund since August 20, 2021. Prior to such date he served as Co-Manager of the Target Small Cap Fund from April 1, 2019 to August 20, 2021, and served as Lead Portfolio Manager of the Target Small Cap Fund from its inception in 2011 to April 1, 2019. Mr. Adams has been Vice President of M&P Trust since 2011. Mr. Adams began his career in 1997 as a securities analyst with Advantus Capital Management (now Securian Asset Management) where he also served as an investment officer prior to his departure in 2003. Before joining the Adviser, Mr. Adams worked as a portfolio manager at U.S. Bancorp Asset Management (now Nuveen Asset Management) in Minneapolis, where he co-managed a small-cap blend mutual fund. Mr. Adams earned a BBA from the University of Wisconsin, Madison in finance and mathematics. He then earned an MS degree in finance, also from the University of Wisconsin, Madison, where he participated in the Applied Security Analysis Program. Mr. Adams is a CFA charterholder as well as a Chartered Investment Counselor.

Peter J. Johnson joined the Adviser in 2010 and has served as Vice President and Investment Manager since 2014. He previously served as Assistant Vice President and Analyst prior to 2014. Mr. Johnson has served as Co-Manager of the Target Growth Fund since April 1, 2019. Mr. Johnson began his career as an equity analyst with Ulland Investment Advisors in 2003. He also worked as an equity analyst intern for the State of Wisconsin Investment Board in Madison, WI prior to joining the Adviser. Mr. Johnson earned a BA from Carleton College in Northfield, MN and went on to graduate with an MBA – Applied Security Analysis Program from the University of Wisconsin, Madison. Mr. Johnson is a CFA charterholder.

SYNOPSIS OF PROPOSAL 2

REORGANIZATION OF THE MAIRS & POWER BALANCED FUND

Comparison of Fees and Expenses
The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Target Balanced Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring Balanced Fund after giving effect to the Reorganization. This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares. Expenses for the Target Balanced Fund are based on operating expenses of the Target Balanced Fund for the 12-month period ended September 30, 2021. Expenses for the Acquiring Balanced Fund are pro forma operating expenses of the Acquiring Balanced Fund for the same period, assuming the Reorganization had occurred prior to the start of the period.

	Target Balanced Fund	Acquiring Balanced Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%
Other Expenses	0.09%	0.08%
Total Annual Fund Operating Expenses	0.69%	0.68%

Example
The Example below is intended to help you compare the cost of investing in shares of the Target Balanced Fund with the cost of investing in shares of the Acquiring Balanced Fund after giving effect to the Reorganization. The expenses used in the Example for the Target Balanced Fund are based on operating expenses of the Target Balanced Fund for the 12-month period ended September 30, 2021. The expenses used in the Example for the Acquiring Balanced Fund are pro forma operating expenses of the Acquiring Balanced Fund for the same period, assuming the Reorganization had occurred prior to the start of the year. The Example assumes that you invest $10,000 in the Fund and then hold or redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Balanced Fund	$70	$221	$384	$859
Acquiring Balanced Fund (Pro Forma)	$69	$218	$379	$847

Fund Performance
The following performance information indicates some of the risks of investing in the Funds. The Acquiring Balanced Fund will not commence operations until after the closing of the Reorganization. The Target Balanced Fund will be the accounting and performance survivor of the Reorganization.

The bar charts show the Target Balanced Fund’s performance for the calendar years ended December 31. The table illustrates how the Target Balanced Fund’s average annual returns for the 1-year, 5-year and 10-year periods compared to those of broad based indexes and a composite index. The composite index reflects an unmanaged portfolio comprised of 60% of the S&P 500 Total Return Index and 40% of the Bloomberg U.S. Government/Credit Bond Index. The Target Balanced Fund’s past performance, before and after taxes, does not necessarily indicate how it or the Acquiring Balanced Fund will perform in the future. The Acquiring Balanced Fund has no performance history, since it will commence operations after the Reorganization is consummated. The Acquiring Balanced Fund will adopt the financial statements and the performance history of the Target Balanced Fund. Updated performance information is also available on the Target Balanced Fund’s website at www.mairsandpower.com or by calling toll-free 800-304-7404. The Target Balanced Fund’s past performance (before and after taxes) is not necessarily an indication of how the Acquiring Balanced Fund will perform in the future.

Calendar Year Returns as of December 31

During the period shown on the bar chart, the Target Balanced Fund’s best and worst quarters are shown below:

Highest Quarter	2nd Quarter, 2020	11.99%
Lowest Quarter	1st Quarter, 2020	-15.13%

Average Annual Total Returns (for the periods ended December 31, 2021)
	1 year	5 years	10 years
Return Before Taxes	[...]%	[...]%	[...]%
Return After Taxes on Distributions	[...]%	[...]%	[...]%
Return After Taxes on Distributions and Sale of Fund Shares	[...]%	[...]%	[...]%
Composite Index (reflects no deduction for fees, expenses or taxes)	[...]%	[...]%	[...]%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	[...]%	[...]%	[...]%
Bloomberg U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	[...]%	[...]%	[...]%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Comparison of Investment Objectives, Principal Investment Strategies and Risks, and Limitations and Restrictions

The investment objective, principal investment strategies and risks, as well as the limitations and restrictions of the Target Balanced Fund and the Acquiring Balanced Fund (each, a “Fund,” and collectively, the “Funds”), will be identical. The Acquiring Balanced Fund is newly organized and will commence operation upon consummation of the Reorganization. Each Fund’s investment objective, principal investment strategies and risks, as well as each Fund’s investment limitations and restrictions, are discussed in more detail below. For additional information about the Target Balanced Fund and the Acquiring Balanced Fund investment limitations and restrictions, see the section entitled “Investment Limitations and Restrictions of the Target Funds and Acquiring Funds,” below.

Comparison of Investment Objectives
The investment objective of both Funds is to provide capital growth, current income and preservation of capital. The investment objective of each Fund is fundamental and may not be changed without shareholder approval.

Comparison of Principal Investment Strategies

Target Balanced Fund	Acquiring Balanced Fund
The Fund invests primarily in U.S. common stock and other securities convertible into common stock as well as fixed income securities such as corporate bonds and U.S. Government securities. The Fund may also invest in securities of foreign issuers which are listed on a U.S. stock exchange or are represented by American Depositary Receipts (ADRs). In selecting equity securities for the Fund, the Adviser gives preference to companies that exhibit the potential for above-average growth and durable competitive advantages at reasonable valuations. In the Adviser’s experience, these securities typically have strong returns on invested capital. The Adviser focuses generally on companies located in Minnesota and other states in the Upper Midwest region of the U.S. (which the Adviser considers to be the states of Illinois, Iowa, Minnesota, North Dakota, South Dakota and Wisconsin). The Adviser follows a multi-cap approach and the Fund invests in stocks of small-cap, mid-cap, and large-cap companies. The Adviser gives preference to higher rated investment-grade fixed income securities (rated Baa or better by Moody’s Investors Service or rated BBB or better by Standard & Poor’s). Lower rated convertible and non-convertible debt securities may be purchased if, in the opinion of the Adviser, the potential rewards outweigh the incremental risks. Lower rated debt securities may include debt securities rated below investment-grade (also known as “high yield” or “junk bonds”). The Fund normally invests at least 25% of its total assets in equity securities and at least 25% of its total assets in fixed income securities. The Adviser seeks to keep the Fund’s assets reasonably fully invested, to maintain modest portfolio turnover rates and to moderate risk by investing in a diversified portfolio of equity and fixed income securities.
Same.

The Adviser may sell the Fund’s portfolio securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Comparison of Investment Process
The Adviser utilizes the same investment process in managing the Target Balanced Fund and the Acquiring Balanced Fund. The Adviser utilizes a bottom up, multi-cap approach in selecting equity securities for the Fund, focusing generally on stocks of companies headquartered in Minnesota and other states in the Upper Midwest. The Adviser evaluates company fundamentals when selecting individual stocks for the Fund rather than taking “market bets.” The Adviser’s Investment Committee monitors specific companies and industry trends and meets regularly to assess its findings. The Investment Committee seeks to identify strong companies with consistent, above-average growth. A “Durable Competitive Advantage” (DCA) analysis is performed on each company identified to assist the Investment Committee in evaluating that consistent, above-average growth is sustainable over the long-term. A DCA analysis, based on Porter’s Five Forces, evaluates the competitive rivalry between existing companies, bargaining power of buyers and suppliers, threat of substitute products and threat of new market entrants. When evaluating investment opportunities, the Adviser also considers whether environmental, social, and/or corporate governance (ESG) factors are likely to have a material impact on a company’s long-term success (though ESG considerations are not necessarily determinative with respect to any particular investment decision and the Adviser does not apply exclusionary screens). As a bottom up fundamental investor, the Adviser includes ESG considerations as part of its overall investment-decision making process. The Investment Committee also evaluates the management and valuations of companies held by the Fund. Depending on a company’s valuation, positions may be added to, trimmed or eliminated. Lastly, the Investment Committee utilizes a quantitative model which emphasizes factors the Adviser believes reflect its investment philosophy such as a proprietary calculation of return on invested capital, earnings and free cash flow yield. The Adviser believes utilizing this quantitative tool enhances its investment strategy in identifying new purchase candidates as well as in portfolio positioning of existing holdings.

The Adviser conducts fundamental analysis on the issuer prior to purchasing debt securities. The Adviser focuses on companies with strong balance sheets or substantial tangible assets. The Adviser looks for stable credit trends and monitors credit quality over the life of the security. The Adviser generally builds a laddered portfolio and will swap debt securities if they become rich in price or are declining dramatically in credit quality. While the Adviser does not market time, it will purchase new bonds with longer or shorter maturities based on the interest rate outlook.

Comparison of Investment Risks
The principal risks of the Target Balanced Fund and the Acquiring Balanced Fund are identical and are discussed below. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The main risks of investing in the Fund are as follows:

Common Stock Risk
Common stocks held by the Fund will fluctuate in value based on the earnings of the company and on general industry and market conditions, leading to fluctuations in the Fund's share price.

Convertible Debt Securities Risk
Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. Consequently, the value of the convertible security may be exposed to the market risk of the underlying stock, interest rate risk and the credit risk of the issuer.

Debt Securities Rated Less than Investment-Grade Risk
These securities have a higher degree of credit risk than investment-grade securities. Companies that issue these lower rated securities (also known as “high yield” or “junk bonds”) are often highly leveraged and traditional methods of financing may not be available to them. Also, market values of lower rated securities may be more sensitive to developments which affect the individual issuer and to general economic conditions.

Fixed Income Risk
Risks related to fixed income investments include credit risk, interest rate risk, and call risk, among others. Credit risk is the risk that the issuer of a debt security will fail to make interest and principal payments when due. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to an increase in market interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Call risk is the risk that an issuer, especially during a period of falling interest rates, may call (redeem) a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Fund Management Risk
Active management by the Adviser in selecting and maintaining a portfolio of securities that will achieve the Fund’s investment objective could cause the Fund to underperform compared to other funds having similar investment objectives.

Government Obligations Risk
No assurance can be given that the U.S. Government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law, such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Securities issued by Fannie Mae and Freddie Mac have historically been supported only by the discretionary authority of the U.S. Government. While the U.S. Government provides financial support to various U.S. government-sponsored agencies and instrumentalities, such as Fannie Mae and Freddie Mac, no assurance can be given that it will always do so.

Large-Cap Risk
Large-cap companies perform differently from, and at times and for extended periods of time worse than, stocks of mid- and small-cap companies. Larger, more established companies may be unable to respond quickly to new competitive challenges.

LIBOR Transition Risk
A Fund may invest in securities that use LIBOR as a benchmark or reference rate for interest rate calculations. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund's transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund cannot yet be determined. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present risks for certain market participants.

Minnesota/Upper Midwest Geographic Risk
The Adviser focuses generally on securities of companies that are located in the Upper Midwest region of the U.S. The Fund typically emphasizes companies located in Minnesota, in particular. The Fund may be impacted by events or conditions affecting the region to a greater extent than if the Fund invested in more geographically diverse investments. For example, political and economic conditions and changes in regulatory, tax or economic policy in a state or region could affect the economy or particular business operations of companies located in the state or region.

Recent Market Events Risk; General Market Events Risk
U.S. and international markets have experienced significant periods of volatility in recent months and years. The Fund’s investments are subject to market risk, which may cause the value of the Fund to decline. Equity securities are generally subject to greater risk than fixed income securities in adverse market conditions. Markets may experience periods of high volatility in response to economic, political and global macro factors including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession of the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. Uncertainties regarding interest rates, political events, rising government debt in the U.S. and trade tensions have also contributed to market volatility. During those periods, the Fund may experience high levels of shareholder redemptions and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Securities of Foreign Issuers and ADRs Risk
There are certain risks in securities of foreign issuers which are not associated with domestic securities. These risks, among others, include political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company.

Small-Cap and Mid-Cap Securities Risk
Small-cap and mid-cap companies may have a shorter history of operations and be less diversified with respect to their product line. Stocks of these companies tend to be more volatile and less liquid than large company stocks.

Comparison of Management of the Funds

The Adviser
The Adviser, located at W1520 First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota 55101, serves as investment adviser to the Target Balanced Fund and the Acquiring Balanced Fund. For both the Target Balanced Fund and the Acquiring Balanced Fund, the Adviser implements the Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies.

The Adviser serves as the investment adviser to the Target Balanced Fund pursuant to an Amended and Restated Agreement for Investment Counsel Service between the Adviser and M&P Trust on behalf of the Target Balanced Fund (the “Current Balanced Fund Advisory Agreement”). The Adviser will serve as the investment adviser to the Acquiring Balanced Fund pursuant to an investment advisory agreement between the Adviser and TPM, on behalf of the Acquiring Balanced Fund (the “New Balanced Fund Advisory Agreement”). The fees payable to the Adviser under both the Current Balanced Fund Advisory Agreement and the New Balanced Fund Advisory Agreement are identical. Under each Agreement, the Adviser is paid from the Target Balanced Fund or Acquiring Balanced Fund, as applicable, an annual rate of 0.60% of the Fund’s average daily net assets. During the fiscal year ended December 31, 2020, the Target Balanced Fund paid the Adviser a fee of 0.60% of its average daily net assets. Under both the Current Balanced Fund Advisory Agreement and the New Balanced Fund Advisory Agreement, the Adviser has agreed to reimburse the Target

Balanced Fund or Acquiring Balanced Fund in the event that the total expenses incurred by the Fund in any fiscal year, excluding interest, taxes, brokerage commissions and extraordinary litigation costs, but including payments to the Adviser, shall exceed 1.50% of the first $30 million dollars and 1.00% of the balance of the average value of the net assets of the Fund during said fiscal year, based upon computations of such value made as of the close of business on the last valuation day of each month during such fiscal year. The services provided by the Adviser under each Agreement are similar, but the New Balanced Fund Advisory Agreement does not obligate the Adviser to provide certain administrative services that will be provided by other service providers of TPM following the Reorganization, such as coordinating board activities, certain compliance services and responsibility for financial and tax reporting. In addition, the New Balanced Fund Advisory Agreement excludes from its limitation of the Adviser’s liability, liabilities resulting from the Adviser’s negligence, whereas the Current Balanced Fund Advisory Agreement excludes liabilities resulting from the Adviser’s gross negligence.

The Adviser has agreed to waive its management fees and/or reimburse expenses of the Acquiring Balanced Fund for a period of two years following the closing of the Reorganizations, to the extent that Covered Expenses accrued for the Acquiring Balanced Fund for the twelve months ending on the first anniversary of the closing of the Reorganizations and the twelve months ending on the second anniversary of the Reorganizations exceed $72,000.

A discussion of the factors the M&P Board considered in approving the Current Balanced Fund Advisory Agreement is included in the Target Balanced Fund’s semi-annual report to shareholders for the period ended June 30, 2021. A discussion of the factors that the TPM Board considered in approving the New Balanced Fund Advisory Agreement will be included in the Acquiring Balanced Fund’s next annual or semi-annual report to shareholders, when available.

Portfolio Managers
The portfolio managers of the Target Balanced Fund, as discussed below, will be identical for the Acquiring Balanced Fund.

Kevin V. Earley joined the Adviser in 2013 and has served as Vice President and Investment Manager since joining the Adviser. Mr. Earley has been primarily responsible for the day-to-day management of the Target Balanced Fund as Lead Portfolio Manager since April 1, 2018. Prior to such date, he was Co-Manager of the Target Balanced Fund since January 1, 2015. Mr. Earley has been Vice President of M&P Trust since 2018. Mr. Earley began his investment career as an equity research analyst with First American Funds Advisors, later becoming a portfolio manager as part of that firm's mid- to large-value team. In recent years, Mr. Earley had co-managed two mutual funds at Nuveen Asset Management. Mr. Earley earned a BS in Finance from Santa Clara University and then earned his MBA with a concentration in finance from the University of Minnesota, Carlson School of Management. Mr. Earley is a CFA charterholder as well as a Chartered Investment Counselor.

Robert (Bob) W. Thompson joined the Adviser in 2016 and has served as Director of Fixed Income since July 1, 2019. He previously served as Vice President and Fixed Income Portfolio Manager since fall of 2016. He previously served as Assistant Vice President since joining the Adviser. Mr. Thompson has served as Co-Manager of the Target Balanced Fund since April 1, 2018. Prior to joining the Adviser, Mr. Thompson was Vice President, Corporate Bonds at Advantus Capital Management (now Securian Asset Management), in St. Paul, MN from 2003 to 2016 and before that he worked for Lutheran Brotherhood (now Thrivent Financial). Mr. Thompson earned a Bachelor of Accountancy from the University of North Dakota and a MBA in Finance from the University of Minnesota, Carlson School of Management. Mr. Thompson is a CFA charterholder and a Certified Public Accountant (inactive).

SYNOPSIS OF PROPOSAL 3

REORGANIZATION OF MAIRS & POWER SMALL CAP FUND

Comparison of Fees and Expenses
The table below describes the fees and expenses that you pay if you buy, hold and sell shares of the Target Small Cap Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring Small Cap Fund after giving effect to the Reorganization. This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares. Expenses for the Target Small Cap Fund are based on operating expenses of the Target Small Cap Fund for the 12-month period ended September 30, 2021. Expenses for the Acquiring Small Cap Fund are pro forma operating expenses of the Acquiring Small Cap Fund for the same period, assuming the Reorganization had occurred prior to the start of the period.

	Target Small Cap Fund	Acquiring Small Cap Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 180 days or less)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%
Other Expenses	0.17%	0.17%
Total Annual Fund Operating Expenses	0.97%	0.97%

Example
The Example below is intended to help you compare the cost of investing in shares of the Target Small Cap Fund with the cost of investing in shares of the Acquiring Small Cap Fund after giving effect to the Reorganization. The expenses used in the Example for the Target Small Cap Fund are based on operating expenses of the Target Small Cap Fund for the 12-month period ended September 30, 2021. The expenses used in the Example for the Acquiring Small Cap Fund are pro forma operating expenses of the Acquiring Small Cap Fund for the same period, assuming the Reorganization had occurred prior to the start of the year. The Example assumes that you invest $10,000 in the Fund and then hold or redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Small Cap Fund	$99	$309	$536	$1,190
Acquiring Small Cap Fund (Pro Forma)	$99	$309	$536	$1,190

Fund Performance
The following performance information indicates some of the risks of investing in the Funds. The Acquiring Small Cap Fund will not commence operations until after the closing of the Reorganization. The Target Small Cap Fund will be the accounting and performance survivor of the Reorganization.

The bar charts show the Target Small Cap Fund’s performance for the calendar years ended December 31. The table illustrates how the Target Small Cap Fund’s average annual returns for the 1-year, 5-year and 10-year periods compared to those of a broad based index. The Target Small Cap Fund’s past performance, before and after taxes, does not necessarily indicate how it or the Acquiring Small Cap Fund will perform in the future. The Acquiring Small Cap Fund has no performance history, since it will commence operations after the Reorganization is consummated. The Acquiring Small Cap Fund will adopt the financial statements and the performance history of the Target Small Cap Fund. Updated performance information is also available on the Target Small Cap Fund’s website at www.mairsandpower.com or by calling toll-free 800-304-7404. The Target Small Cap Fund’s past performance (before and after taxes) is not necessarily an indication of how the Acquiring Small Cap Fund will perform in the future.

Calendar Year Return as of December 31

During the period shown on the bar chart, the Target Small Cap Fund’s best and worst quarters are shown below:

Highest Quarter	4th Quarter, 2020	27.06%
Lowest Quarter	1st Quarter, 2020	-29.16%

Average Annual Total Returns (for the periods ended December 31, 2021)
	1 year	5 years	10 years
Return Before Taxes	[...]%	[...]%	[...]%
Return After Taxes on Distributions	[...]%	[...]%	[...]%
Return After Taxes on Distributions and Sale of Fund Shares	[...]%	[...]%	[...]%
S&P SmallCap 600 Total Return Index (reflects no deduction for fees, expenses or taxes)	[...]%	[...]%	[...]%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Comparison of Investment Objectives, Principal Investment Strategies and Risks, and Limitations and Restrictions

The investment objective, principal investment strategies and risks, as well as the limitations and restrictions of the Target Small Cap Fund and the Acquiring Small Cap Fund (each, a “Fund,” and collectively, the “Funds”), will be identical. The Acquiring Fund is newly organized and will commence operation upon consummation of the Reorganization. Each Fund’s investment objective, principal investment strategies and risks, as well as each Fund’s investment limitations and restrictions, are discussed in more detail below. For additional information about the Target Small Cap Fund and the Acquiring Small Cap Fund investment limitations and restrictions, see the section entitled “Investment Limitations and Restrictions of the Target Funds and Acquiring Funds,” below.

Comparison of Investment Objectives
The investment objective of both Funds is to seek above-average, long-term appreciation. The investment objective of each Fund is fundamental and may not be changed without shareholder approval.

Comparison of Principal Investment Strategies

Target Small Cap Fund	Acquiring Small Cap Fund
The Fund normally will invest at least 80% of its net assets (including borrowings for investment purposes) in U.S. common stocks issued by small-cap companies. For this purpose, small-cap companies are defined as companies whose market capitalization at the time of purchase is within the market capitalization range represented by companies in the S&P SmallCap 600 Total Return Index. The S&P SmallCap 600 Total Return Index is a widely used benchmark for small-cap performance and is rebalanced continuously. As of December 31, 2021, the market capitalization range for the S&P SmallCap 600 Total Return Index was approximately $[...] million to $[...] billion, but is expected to change frequently. The Fund also may invest in common stocks issued by companies with market capitalizations above the market capitalization range of the S&P SmallCap 600 Total Return Index only if, after the purchase is made, the Fund has at least 80% of its net assets invested in small-cap securities.
Same.

Target Small Cap Fund	Acquiring Small Cap Fund
In selecting securities for the Fund, the Adviser, gives preference to companies with attractive business niches, strong competitive positions, and the potential to grow revenues, earnings and cash flows consistently over the long-term. Capable management with a track record of prudent capital deployment is also an important consideration. The Adviser focuses generally on companies located in Minnesota and other states in the Upper Midwest region of the U.S. (which the Adviser considers to be the states of Illinois, Iowa, Minnesota, North Dakota, South Dakota and Wisconsin). The Fund may also invest in securities of foreign issuers which are listed on a U.S. stock exchange or are represented by American Depositary Receipts (ADRs). From time to time, the Fund may invest in initial public offerings (IPOs). The Fund may have significant investments in the industrials sector. The Adviser seeks to keep the Fund’s assets reasonably fully invested, to maintain modest portfolio turnover rates, and to moderate risk by investing in a diversified portfolio of equity securities.

The Adviser may sell the Fund’s portfolio securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Comparison of Investment Process
The Adviser utilizes the same investment process in managing the Target Small Cap Fund and the Acquiring Small Cap Fund. The Adviser utilizes a bottom up approach in selecting equity securities for the Fund, focusing generally on stocks of companies headquartered in Minnesota and other states in the Upper Midwest. The Adviser evaluates company fundamentals when selecting individual stocks for the Fund rather than taking “market bets.” The Adviser uses fundamental analysis to determine competitive position, long-term growth rates, risk characteristics, price targets and portfolio positions. As a result, stock selection generally drives relative portfolio performance. When evaluating investment opportunities, the Adviser also considers whether environmental, social, and/or corporate governance (ESG) factors are likely to have a material impact on a company's long-term success (though ESG considerations are not necessarily determinative with respect to any particular investment decision and the Adviser does not apply exclusionary screens). As a bottom up fundamental investor, the Adviser includes ESG considerations as part of its overall investment decision-making process. The Adviser’s risk assessment emphasizes the operating leverage and financial leverage of the underlying company and is not simply based on historical price volatility. The Small Cap Investment Committee meets regularly to monitor economic, industry and company issues. Depending on a company’s valuation, positions may be added to, trimmed or eliminated.

Comparison of Investment Risks
The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The main risks of investing in the Fund are as follows:

Common Stock Risk
Common stocks held by the Fund will fluctuate in value based on the earnings of the company and on general industry and market conditions, leading to fluctuations in the Fund's share price.

Fund Management Risk
Active management by the Adviser in selecting and maintaining a portfolio of securities that will achieve the Fund’s investment objective could cause the Fund to underperform compared to other funds having similar investment objectives.

Industrials Sector Risk
To the extent that the Fund invests a significant portion of its assets in the industrials sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the industrials sector. The industrials sector may be significantly affected by general economic trends, including such factors as import controls, commodity prices, and worldwide competition.

Initial Public Offering (IPO) Risk
The Fund may invest in initial public offerings by small-cap companies, which can involve greater risks than investments in companies which are already publicly traded. The companies which undergo IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. In addition, stock prices of IPOs can be highly unstable due to the absence of a prior public market and other factors.

Minnesota/Upper Midwest Geographic Risk
The Adviser focuses generally on securities of companies that are located in the Upper Midwest region of the U.S. The Fund typically emphasizes companies located in Minnesota in particular. The Fund may be impacted by events or conditions affecting the region to a greater extent than if the Fund invested in more geographically diverse investments. For example, political and economic conditions and changes in regulatory, tax or economic policy in a state or region could affect the economy or particular business operations of companies located in the state or region.

Recent Market Events Risk; General Market Events Risk
U.S. and international markets have experienced significant periods of volatility in recent months and years. The Fund’s investments are subject to market risk, which may cause the value of the Fund to decline. Equity securities are generally subject to greater risk than fixed income securities in adverse market conditions. Markets may experience periods of high volatility in response to economic, political and global macro factors including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession of the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. Uncertainties regarding interest rates, political events, rising government debt in the U.S. and trade tensions have also contributed to market volatility. During those periods, the Fund may experience high levels of shareholder redemptions and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Sector Emphasis Risk
To the extent the Fund emphasizes investments in a particular sector, the Fund will be subject to a greater degree of risks particular to that sector because companies in the sector may share common characteristics and may react similarly to market developments. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector.

Securities of Foreign Issuers and ADRs Risk
There are certain risks in securities of foreign issuers which are not associated with domestic securities. These risks, among others, include political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company.

Small-Cap Securities Risk
Generally, companies with smaller market capitalizations have fewer shares traded daily, less liquidity, and greater price volatility than companies with larger market capitalizations. In addition, small-cap companies tend to have shorter track records, a more limited product or service base, more limited access to capital, and a greater possibility of failing. These factors increase the risk of investing in small-cap companies, as compared to mid-cap and large-cap companies.

Comparison of Management of the Funds

The Adviser
The Adviser, located at W1520 First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota 55101-1363, serves as investment adviser to the Target Small Cap Fund and the Acquiring Small Cap Fund. For both the Target Small Cap Fund and the Acquiring Small Cap Fund, the Adviser implements the Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies.

The Adviser serves as the investment adviser to the Target Small Cap Fund pursuant to an Amended and Restated Agreement for Investment Counsel Service between the Adviser and M&P Trust on behalf of the Target Small Cap Fund (the “Current Small Cap Fund Advisory Agreement”). The Adviser will serve as the investment adviser to the Acquiring Small Cap Fund pursuant to an investment advisory agreement between the Adviser and TPM, on behalf of the Acquiring Small Cap Fund (the “New Small Cap Fund Advisory Agreement”). The fees payable to the Adviser under both the Current Small Cap Fund Advisory Agreement and the New Small Cap Fund Advisory Agreement are identical. Under each Agreement, the Adviser is paid from the Target Small Cap Fund or Acquiring Small Cap Fund, as applicable, an annual rate of 0.80% of the Fund’s average daily net assets. Prior to June 1, 2021, the Target Small Cap Fund paid the Adviser a fee of 0.90% of the Fund’s average daily net assets. During the fiscal year ended December 31, 2020, the Target Small Cap Fund paid the Adviser a fee of 0.90% of its average daily net assets. The services provided by the Adviser under each Agreement are similar, but the New Small Cap Fund Advisory Agreement does not obligate the Adviser to provide certain administrative services that will be provided by other service providers of TPM following the Reorganization, such as coordinating board activities, certain compliance services and responsibility for financial and tax reporting. In addition, the New Small Cap Fund Advisory Agreement excludes from its limitation of the Adviser’s liability, liabilities resulting from the Adviser’s negligence, whereas the Current Small Cap Fund Advisory Agreement excludes liabilities resulting from the Adviser’s gross negligence.

The Adviser has agreed to waive its management fees and/or reimburse expenses of the Acquiring Small Cap Fund for a period of two years following the closing of the Reorganizations, to the extent that Covered Expenses accrued for the Acquiring Small Cap Fund for the twelve months ending on the first anniversary of the closing of the Reorganizations and the twelve months ending on the second anniversary of the Reorganizations exceed $62,500.

A discussion of the factors the M&P Board considered in approving the Current Small Cap Fund Advisory Agreement is included in the Target Small Cap Fund’s semi-annual report to shareholders for the period ended June 30, 2021. A discussion of the factors that the TPM Board considered in approving the New Small Cap Fund Advisory Agreement will be included in the Acquiring Small Cap Fund’s next annual or semi-annual report to shareholders, when available.

Portfolio Managers
The portfolio managers of the Target Small Cap Fund, as discussed below, will be identical for the Acquiring Small Cap Fund.

Allen D. Steinkopf joined the Adviser in 2013 and has served as Vice President and Investment Manager since joining the Adviser. Mr. Steinkopf has been a Co-Manager of the Target Small Cap Fund since August 20, 2021. From April 1, 2019 until August 20, 2021, Mr. Steinkopf was primarily responsible for the day-to-day management of the Target Small Cap Fund as Lead Portfolio Manager. Prior to such date, he was Co-Manager from 2015 to April 1, 2019. Mr. Steinkopf has been Vice President of M&P Trust since April 1, 2019. Mr. Steinkopf began his career as a research analyst with MIMLIC Asset Management (“MIMLIC”) and later with an independent subsidiary of MIMLIC. He started at Advantus Capital Management (now Securian Asset Management) as assistant portfolio manager and senior analyst and eventually became co-manager of the Advantus Large Cap Growth Portfolio and the Advantus Balanced Fund. In 2003, he joined US Bank/First American Funds Advisors, which later became Nuveen Investments. With Nuveen, Mr. Steinkopf was the Senior Manager of Small Cap Equity, and he directly managed a small cap core mutual fund. Mr. Steinkopf earned a BA in mathematics and a BBA in finance from the University of Wisconsin at Eau Claire and an MBA with a concentration in finance from the University of Minnesota, Carlson School of Management. He is a CFA charterholder as well as a Chartered Investment Counselor.

Andrew R. Adams joined the Adviser in 2006 and has served as Executive Vice President since 2016 and Chief Investment Officer since 2018. He previously served as Vice President and Investment Manager since joining the Adviser. Mr. Adams has been primarily responsible for the day-to-day management of the Target Small Cap Fund as Lead Portfolio Manager since August 20, 2021. Prior to such date, he served as Co-Manager of the Target Small Cap Fund from April 1, 2019 to August 20, 2021 and served as Lead Portfolio Manager of the Target Small Cap Fund from its inception in 2011 to April 1, 2019. Mr. Adams has been Vice President of M&P Trust since 2011. Mr. Adams began his career in 1997 as a securities analyst with Advantus Capital Management (now Securian Asset Management) where he also served as an investment officer prior to his departure in 2003. Before joining the Adviser, Mr. Adams worked as a portfolio manager at U.S. Bancorp Asset Management (now Nuveen Asset Management) in Minneapolis, where he co-managed a small-cap blend mutual fund. Mr. Adams earned a BBA from the University of Wisconsin, Madison in finance and mathematics. He then earned an MS degree in finance, also from the University of Wisconsin, Madison, where he participated in the Applied Security Analysis Program. Mr. Adams is a CFA charterholder as well as a Chartered Investment Counselor.

Christopher D. Strom joined the Adviser in 2017 and has served as Vice President and Investment Manager of the Adviser since January 1, 2021. Mr. Strom has served as Co-Manager of the Target Small Cap Fund since January 1, 2021. He previously served as Assistant Vice President and Equity Analyst since joining the Adviser. Prior to joining the Adviser, Mr. Strom was an analyst at Zuckerman Investment Group in Chicago, IL from 2010 to 2017 and, before that, he worked for Wells Fargo Investments and Riversource Investments (now Ameriprise). Mr. Strom earned a Bachelor of Business Administration from the University of Minnesota-Duluth and an MBA – Applied Security Analysis Program from the University of Wisconsin-Madison. Mr. Strom is a CFA charterholder.

Michael C. Marzolf joined the Adviser in December 2021 and serves as Vice President and Investment Manager of the Adviser. Mr. Marzolf has served as Co-Manager of the Small Cap Fund since January 1, 2022. He previously served as Vice President of Research and Investment Manager at Sit Investment Associates from 2016 to December 2021 and, before that, he worked for Ameriprise/Columbia Management. Mr. Marzolf earned a Bachelor of Science degree in accounting from the University of St. Thomas.

INVESTMENT LIMITATIONS AND RESTRICTIONS OF THE TARGET FUNDS AND THE ACQUIRING FUNDS

The Target Funds and the Acquiring Funds have identical investment limitations and restrictions. The investment limitations described below have been adopted by M&P Trust, with respect to the Target Funds and TPM, with respect to the Acquiring Funds. The investment limitations, together with each Fund’s investment objective, are fundamental (Fundamental), i.e., they may not be changed without the affirmative vote of the majority of the outstanding shares of a Fund. The term “majority of outstanding shares” of a Fund means (a) 67% or more of the voting shares present at a meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of the Fund, whichever is less. Other investment practices which may be changed by the M&P Board or TPM Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental.

A.Fundamental.

1.Diversification. The Fund may not with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements fully collateralized by such securities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.Senior Securities. The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

(With respect to this investment limitation, the 1940 Act currently permits a registered open-end investment company such as the Fund to issue senior securities evidencing borrowing from a bank if immediately after such borrowing the company has asset coverage as defined in the Act of at least 300 percent for all of its borrowings. Under the 1940 Act, the term “senior securities” does not include borrowings for certain temporary purposes and certain “covered” transactions by a company.)

3.Borrowing. The Fund may not borrow money, except that the Fund may borrow money, directly or through reverse repurchase agreements, for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed).

4.Underwriting. The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

5.Concentration. The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

6.Real Estate. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

7.Commodities. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

8.Loans. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties.

(For the purpose of this restriction, the Fund’s acquisition of a company’s publicly issued or privately placed debt securities would not be deemed the making of a “loan,” nor would the Fund’s investment in repurchase agreements.)

B.Non-Fundamental.

1.Investment in Small Cap Stocks (Target Small Cap Fund and Acquiring Small Cap Fund Only). The Fund’s policy to normally invest at least 80% of its net assets (including borrowings for investment purposes) in common stocks issued by small cap companies, as defined in the prospectus, is non-fundamental. However, the Fund will not change this policy unless it provides shareholders with at least 60 days prior notice of the change, which must comply with Rule 35d-1 under the Investment Company Act of 1940.

2.Short Sales. The Fund will not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

3.Margin Purchases. The Fund will not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

4.Borrowing. The Fund will not purchase additional securities when money borrowed exceeds 5% of total assets.

5.Illiquid Securities. The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

COMPARISON OF TARGET FUND AND ACQUIRING FUND SHAREHOLDER SERVICES

How to Purchase Shares
The Target Funds and the Acquiring Funds have the same purchase and redemption procedures and utilize the same transfer agent. Shares of a Fund may be purchased from the transfer agent or through a bank, broker-dealer, financial adviser or recordkeeper (“Financial Intermediary”). If the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) or an authorized Financial Intermediary receives your request in good order before the close of trading of the NYSE, generally 3:00 p.m. Central time, your transactions will be priced at that day’s NAV. If your request is received after that time, it will be priced at the next business day’s NAV. The Funds are offered on a no-load basis. You will not pay sales charges or Rule 12b-1 distribution fees.

To open and maintain a Direct Account	To add to a Direct Account
Minimum Investment: Regular Account - $2,500 IRA - $1,000	Minimum Subsequent Investment: $100
By Internet www.mairsandpower.com	Go to www.mairsandpower.com and click on “My Fund Account” located on the home page. Then click on “Register” in the “New User” Box. To open an account, you will need to provide your social security number, your bank’s ABA (American Bank Association) number, your bank account number, your mailing address, your residential address and your email address.	Current shareholders can visit the Funds’ website and log in to “My Fund Account” to make subsequent investments directly from your pre-established bank account or exchange from another Mairs & Power Fund account with the same registration. The shareholder portal now requires dual authentication when first logging in to the portal. You will be required to enter your account information, including account number.

By Mail
Regular Mail:
Mairs & Power Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Express, Certified or Registered Mail
Mairs & Power Funds
c/o U.S. Bancorp Fund Services, LLC
3rd Floor, 615 East Michigan Street
Milwaukee, WI 53202-0701

Complete and sign the New Account Application or IRA Application with a check for investment. To transfer or rollover from another eligible retirement plan, use the IRA Transfer Form.

Call 800-304-7404 or visit the Funds’ website at www.mairsandpower.com to obtain the appropriate forms.

Current shareholders can mail your check with an Invest-By-Mail form detached from your statement or download “Additional Investment Form” from www.mairsandpower.com.
Make your check payable to Mairs & Power Funds. All checks must be made in U.S. dollars and drawn on U.S. banks, savings and loan or credit unions.

Important note: The Funds will not accept payments in the form of cash, cash equivalent instruments, money orders, third party checks, credit card checks, traveler’s checks, starter checks, bank checks, convenience checks, checks drawn against a line of credit or any conditional order or payment.

By Telephone 800-304-7404 Shareholder Services: Monday – Friday 8:00 a.m. – 7:00 p.m. CT
Current shareholders may call Shareholder Services to open an additional account or by exchanging shares from an existing Mairs & Power Funds account into a new account with the same registration.

New shareholders may not open an account by telephone at this time.

Subsequent investments may be made by telephone after your account has been open for 7 business days, unless the telephone option is declined on the New Account Application or IRA Application.
By Wire
Wire to:
U.S. Bank, N.A.
ABA 07500 0022

Credit to:
U.S. Bancorp Fund Services, LLC
Account 112-952-137

Further credit to:
Mairs & Power Funds
[Fund Name]
[Shareholder Account Number]
[Shareholder Name/Registration]
	Prior to making an initial investment by wire, a completed New Account Application or IRA Application must have been received by a Fund. Once an account number has been assigned, call 800-304-7404 to notify the Fund of your incoming wire transaction.	Call Shareholder Services at 800-304-7404 during business hours to notify a Fund of your incoming wire transaction.
Automatically
For new accounts, you may set up this service by providing the required information in the Automatic Investment Plan (AIP) section on the New Account Application or IRA Application.

For current shareholders, you may establish this service by calling 800-304-7404 to request an Account Options Form or download the Form from the Mairs & Power Funds’ website at www.mairsandpower.com.

A fee of $25 will be charged against your account by the Transfer Agent any time a scheduled investment is rejected by your bank.

Redemptions
If the Funds’ Transfer Agent or a Financial Intermediary receives your request in good order before the time as of which the Funds’ shares are priced, your transactions will be priced at that day’s NAV. If your request is received after that time, it will be priced at the next business day’s NAV.

To Redeem or Exchange a Direct Account
By Internet www.mairsandpower.com	Visit the Funds’ website at www.mairsandpower.com to redeem shares. For IRA shareholders, shares may not be redeemed online; however, you can visit the Funds’ website to obtain the IRA/Qualified Plan Distribution Request Form.

By Mail
Regular Mail:
Mairs & Power Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Express, Certified or Registered Mail
Mairs & Power Funds
c/o U.S. Bancorp Fund Services, LLC
3rd Floor, 615 East Michigan Street
Milwaukee, WI 53202-0701

To redeem shares, visit the Funds’ website at www.mairsandpower.com and download, complete and mail in the Redemption Form for a taxable account or an IRA/Qualified Plan Distribution Request Form for an IRA account. Each non-systematic IRA redemption must indicate whether or not to withhold federal income taxes. Your request will generally be subject to 10% withholding if your written request fails to indicate an election not to have tax withheld. These forms can also be obtained by calling Shareholder Services at 800-304-7404

Current shareholders may exchange shares into a new account with the same registration by providing written instructions. To exchange shares into an account with a different registration, you must provide the Transfer Agent with written instructions that include the Medallion guaranteed signature of all current account owners. See “Shareholder Information – Signature Guarantee.”

By Telephone 800-304-7404 Shareholder Services: Monday – Friday 8:00 a.m. – 7:00 p.m. CT	You may call Shareholder Services during business hours to redeem or exchange shares. For taxable accounts, you can exchange shares from a Fund to open an account in another Fund or to add to an existing account with an identical registration. Shareholders wishing to redeem from their IRA account will be asked whether or not to withhold taxes from any distribution.
Automatically	The Funds offer ways to redeem shares automatically. Call Shareholder Services at 800-304-7404 or visit the Funds’ website at www.mairsandpower.com and request or download the Account Options Form or IRA/Qualified Plan Distribution Request to establish this service.

Exchange Privileges
You may exchange shares of a Target Fund for another Target Fund or shares of an Acquiring Fund for another Acquiring Fund. You may exchange shares of identically registered accounts between Funds, provided that you meet each Fund’s minimum initial investment requirement. Before exchanging your shares, you should first carefully read the appropriate sections of the Prospectus for the Funds and consider the tax consequences if yours is a taxable account. When you exchange shares, you are redeeming your shares in one Fund and buying shares of another Fund. Shares redeemed in an exchange transaction will be treated as a sale of the Fund’s shares and any gain (or loss) on the transaction may be reportable as a gain (or loss) on your federal income tax return. The taxable nature of an exchange does not apply to IRAs or other tax exempt accounts.

After the exchange, the account from which the exchange is made must have a remaining balance of at least $2,500 ($1,000 for an IRA) in order to remain open. The Fund reserves the right to terminate or materially modify the exchange privilege upon 60 days’ advance notice to shareholders.

You may exchange Fund shares by calling Shareholder Services at 800-304-7404 prior to the close of trading on the NYSE, generally 3:00 p.m. Central Time on any day the NYSE is open for regular trading. The Funds’ Transfer Agent will charge a $5 fee for each telephone exchange. To exchange shares via mail, you may submit a signed letter of instruction. There is no charge to exchange shares via written request. Accounts held directly with the Funds may also exchange shares via the internet by visiting the Funds’ website at www.mairsandpower.com.

Dividends and Distributions
Each Acquiring Fund will have the same dividend and distribution policy as the corresponding Target Fund. Shareholders who have elected to have dividends and capital gains reinvested in a Target Fund will continue to have net investment income and net capital gain distributions reinvested in the corresponding Acquiring Fund following the Reorganization.

Fiscal Year
Each Target Fund currently operates on a fiscal year ending December 31. Each Acquiring Fund will have a fiscal year ending December 31.

BOARD CONSIDERATIONS OF THE REORGANIZATIONS

The M&P Board, including the trustees who are not “interested persons” of the M&P Trust for purposes of the Investment Company Act of 1940, as amended (the “Independent Trustees”), unanimously approved the Agreement at a meeting of the M&P Board held on December 16, 2021.

In approving the Reorganizations, the M&P Board determined that the proposed Reorganizations would be in the best interests of each Target Fund, and that the interests of each Target Fund’s shareholders would not be diluted as a result of effecting the applicable Reorganization. Before reaching this conclusion, the M&P Board engaged in a thorough review process relating to the proposed Reorganizations and carefully considered information provided by the Adviser and by representatives of TPM regarding the Reorganizations and the operations of TPM in response to multiple requests for information from the M&P Board and information gained from the M&P Board’s ongoing oversight of the Target Funds and the Adviser. The M&P Board also received presentations by representatives of TPM at a meeting on May 27, 2021 and by the Adviser at meetings on September 16, 2021 and December 16, 2021. In addition, the Independent Trustees met separately to discuss the Reorganizations in multiple executive sessions with legal counsel present, but with no representatives of the Adviser present from July 15, 2021 through December 16, 2021. The Adviser represented to the M&P Board that each Reorganization offers several potential benefits to the Target Funds described below. Finally, the Adviser assured the M&P Board that the Reorganizations would not result in any changes to the Target Funds’ investment objectives or strategies, or in the Target Funds’ portfolio managers.

The M&P Board also considered maintaining the Target Funds as series of the M&P Trust. The M&P Board gave stronger weight to the Adviser’s recommendation to reorganize the Target Funds and noted that (1) shareholders not wishing to continue their investment in an Acquiring Fund could redeem or exchange their shares of the Target Fund at any time prior to the closing of the Reorganizations and (2) the Reorganizations would allow shareholders of a Target Fund who wished to retain their investment after the Reorganizations to do so in a registered mutual fund with the same investment objective, investment limitations and strategies, investment adviser and portfolio managers.

In reaching their decision to approve the Agreement, the M&P Board considered all factors it believed to be relevant, including the factors below, and made the following conclusions. In its deliberations, the M&P Board did not identify any single factor as determinative.

•The M&P Board considered the Adviser’s view that the Target Funds will benefit from a multiple series trust platform. The Adviser asserted that potential benefits of the multiple series trust platform include: (a) the potential for economies of scale and lower expenses over time due to the larger asset size and potential for asset growth of the multiple series trust platform and the ability for fixed costs to be allocated across a larger asset base; (b) greater access to professionals and other resources of the platform including resources to navigate increasing industry complexity and regulatory changes; and (c) more focus on investment-related services by the Adviser.
•The Acquiring Funds will be served by the TPM Board. The M&P Board has reviewed information provided to it by TPM and its representatives regarding the governance structure of TPM and the qualifications, background and experience of the members of TPM Board and TPM’s officers, including the qualifications, background and experience of four new nominees to serve as independent trustees on the TPM Board, subject to shareholder approval. The M&P Board determined that the governance structure, taking into account the proposed nominees and increased board size, of TPM is satisfactory.
•Based on information provided by the Adviser and representatives of TPM, the Adviser believes that the fees and expenses of the multiple series trust platform are expected to be lower than those currently in effect, and that the new platform may result in administrative and cost efficiencies over time due to the potential for asset growth across all series of TPM and the ability to share fixed fees across a larger number of funds and assets. The M&P Board also considered information regarding the manner in which fees and expenses are allocated among the series of the multiple series trust platform.
•The Adviser will waive its advisory fee or reimburse expenses to the extent that Covered Expenses (as defined in the Agreement) accrued during the applicable period exceed $137,000, $72,000 and $62,500 for the Acquiring Growth Fund, the Acquiring Balanced Fund and the Acquiring Small Cap Fund, respectively, for the 12-months ending on the first anniversary of the closing of the Reorganizations and the 12-months ending on the second anniversary of the closing of the Reorganizations.
•The Adviser will bear two-thirds of the costs of the Reorganizations allocated to the Target Funds and the Acquiring Funds, and each of the Target Funds and the Acquiring Funds will bear one-third of the costs of the Reorganizations. The remaining one-third of the costs to be borne by the Target Funds collectively shall be borne by each Target Fund in proportion to the average net assets held by the Target Funds in aggregate for the month in which the expense was incurred. The remaining one-third of the costs to be borne by the Acquiring Funds collectively shall be borne by each Acquiring Fund in proportion to the net assets held by such Acquiring Fund compared to the net assets held by the Acquiring Funds in aggregate on the closing date of the Reorganizations. The M&P Board considered that the expenses of the Reorganization were not expected to result in an increase in each Target Fund’s total annual fund operating expense ratio and are not expected to exceed projected cost savings for the first year following the Reorganizations.
•The M&P Board considered the terms of the Agreement, including the condition that all Reorganizations are contingent on the consummation of each other Reorganization.
•The M&P Board considered that U.S. Bancorp Fund Services, LLC has served as administrator, transfer agent and fund accountant to the Target Funds and the Acquiring Funds and U.S. Bank, N.A. provides custody services to the Target Funds and the Acquiring Funds. The M&P Board considered that the Reorganizations would result in continuity of the key service providers for the Target Funds and further considered that it has found the services provided by such service providers satisfactory.
•The Adviser will continue to provide advisory services to the Acquiring Funds. The investment objective, policies and restrictions of each Acquiring Fund are identical to those of the corresponding Target Fund, and each Acquiring Fund will be managed by the same portfolio managers and in accordance with the same investment strategies and techniques utilized in managing the corresponding Target Fund immediately prior to the Reorganization.
•There are no material differences in shareholder rights between the Declaration of Trust and By-Laws of M&P Trust and TPM.
•The M&P Trust will receive an opinion of legal counsel that each Reorganization is not a taxable event for shareholders.

SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION

Below is a summary of the important terms of the Agreement and the Reorganizations. This summary is qualified in its entirety by reference to the Agreement itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety.

The Reorganizations

•Each Reorganization is scheduled to occur on or about [ ], 2022 (the “Closing Date”). Each Target Fund will transfer all of its assets to the corresponding Acquiring Fund and the Acquiring Fund will assume the Target Fund’s stated liabilities, as contemplated under the Agreement. The Target Funds then will be liquidated and terminated.

•Shareholders of a Target Fund will receive shares of the corresponding Acquiring Fund as a result of each Reorganization. There are no material differences in shareholder rights between the declaration of trust and bylaws of each of the M&P Trust and TPM.

•Shareholders of a Target Fund will receive shares of the corresponding Acquiring Fund that are equal in aggregate value to the shares of the Target Fund that those shareholders held immediately prior to the effective time of the Reorganization. Therefore, on the Closing Date, each Target Fund shareholder will hold shares of the corresponding Acquiring Fund in amounts equal to the aggregate value of the shares of the Target Fund that the shareholder held immediately prior to each Reorganization.

•No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee by the Funds will be charged with respect to the shares issued in each Reorganization.

•The Adviser acts as the investment adviser to the Target Funds and the Acquiring Funds. The portfolio management team for each Acquiring Fund will be the same as the portfolio management team for the corresponding Target Fund. Each Target

Fund and the corresponding Acquiring Fund have identical investment objectives, principal investment strategies and principal risks.

•Based upon an opinion of counsel, the Reorganizations will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder or by your Target Fund or the Acquiring Funds. The Reorganizations will not take place unless both Funds involved in each Reorganization receive a tax opinion from Godfrey & Kahn, S.C. (see Section 6.3 of the Agreement).

Agreement and Plan of Reorganization

The shareholders of each Target Fund are being asked to approve the Agreement for their Fund substantially in the form attached as Exhibit A. The description of the Agreement contained herein includes certain material provisions of the Agreement.

Determination of Net Asset Value. If each Reorganization is approved, each Acquiring Fund will issue to the corresponding Target Fund the number of the applicable Acquiring Fund’s shares, including fractional shares, with an aggregate value equal to the aggregate value of the applicable Target Fund’s shares. The aggregate value of the Acquiring Fund’s shares to be so credited to each corresponding Target Fund’s shareholders shall be equal to the aggregate value of the Target Fund’s shares owned by the Target Fund’s shareholders on the Closing Date.

Conditions to Closing the Reorganization. The obligation of each Fund to consummate each Reorganization is subject to the satisfaction or waiver of certain conditions, including each Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Target Funds and the receipt of all consents, orders and permits necessary to consummate each Reorganization (see Sections 4, 5 and 6 of the Agreement). The obligations of the Acquiring Funds and the Target Funds are subject to the approval of the Agreement by the necessary vote of the outstanding shares of the Target Funds with respect to each Reorganization. In addition, each Reorganization is contingent on the closing of each other Reorganization. The Funds’ obligations are also subject to the receipt of a favorable opinion of Godfrey & Kahn, S.C. as to the United States federal income tax consequences of the Reorganizations (see Section 6.3 of the Agreement).

Termination of the Agreement. The M&P Board or TPM Board may terminate the Agreement (even if the shareholders of the Target Funds have already approved it) at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Plan not in the best interests of any Acquiring Fund or any Target Fund, respectively.

OTHER SERVICE PROVIDERS

Below is information on the service providers who will continue to provide substantially similar services to the Acquiring Funds as they currently provide to the Target Funds. Except with respect to the independent registered public accounting firm, each service provider to the Acquiring Funds will be the same as the service provider to the Target Funds. A vote in favor of a proposed Reorganization will, in effect, constitute an approval by shareholders of the service providers as governed by written service agreements and other agreements entered into between TPM, on behalf of the Acquiring Funds, and the service providers set forth below.

Fund Administration Servicing Agreement
U.S. Bancorp Fund Services, LLC (“Fund Services”), 615 East Michigan Street, Milwaukee, WI 53202, serves as administrator to the Target Funds and the Acquiring Funds.

Transfer Agent, Custodian and Fund Accountant
Fund Services acts as the Target Funds’ and the Acquiring Funds’ transfer agent and dividend disbursing agent. Fund Services also serves as fund accountant for the Target Funds and the Acquiring Funds.

Custody services for the Target Funds and the Acquiring Funds are provided by U.S. Bank, N.A., Custody Operations, 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. As custodian, U.S. Bank, N.A. controls all securities and cash for the Target Funds and the Acquiring Funds, receives and pays for securities purchased, delivers against payment for securities sold, receives and collects income from investments, makes all payments for Fund expenses and performs other administrative services, as directed in writing by authorized officers of the Target Funds and the Acquiring Funds. Fund Services and U.S. Bank, N.A. are affiliates.

Independent Registered Public Accounting Firm
Ernst & Young LLP, 700 Nicolet Mall, Suite 500, Minneapolis, Minnesota 55402 is the independent registered public accounting firm to the Target Funds. Ernst & Young LLP audits and reports on the Target Funds’ annual financial statements and reviews certain regulatory reports and the Funds’ federal income tax returns.

[…], is the independent registered public accounting firm to the Acquiring Funds. […] will audit and report on the Acquiring Funds’ annual financial statements and review certain regulatory reports and the Funds’ federal income tax returns.

Legal Counsel to the Funds
Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as legal counsel to the Target Funds and the Acquiring Funds. Vedder Price P.C., 222 North LaSalle Street, Chicago, IL 60601, serves as counsel to the Target Funds and the independent trustees of the Target Funds in connection with the Reorganizations.

EXPENSES OF THE REORGANIZATIONS

The Adviser will bear two-thirds of the costs of the Reorganizations allocated to the Target Funds and the Acquiring Funds, and the Funds will bear one-third of the costs of the Reorganizations. The Adviser will bear two-thirds of the costs of the Reorganizations allocated to the Target Funds and the Acquiring Funds, and each of the Target Funds and the Acquiring Funds will bear one-third of the costs of the Reorganizations. The remaining one-third of the costs to be borne by the Target Funds collectively shall be borne by each Target Fund in proportion to the average net assets held by the Target Funds in aggregate for the month which the expense was incurred. The remaining one-third of the costs to be borne by the Acquiring Funds collectively shall be borne by each Acquiring Fund in proportion to the net assets held by such Acquiring Fund compared to the net assets held by the Acquiring Funds in aggregate on the closing date of Reorganizations. The fees and expenses related to the Reorganizations include, but are not limited to, legal fees, auditor fees, proxy printing and mailing costs, and proxy solicitation costs. The total costs of the Reorganizations are estimated to be $729,000 to be allocated as indicated in the table below:

	Est. Amount Allocated to Target Fund	Est. Amount Allocated to Acquiring Fund	Est. Amount Allocated to Adviser	Est. Total
Growth Fund	$129,000	$44,000	$408,000	$581,000
Balanced Fund	$23,000	$8,000	$72,500	$103,500
Small Cap Fund	$10,000	$3,500	$31,000	$44,500
Total	$162,000	$55,500	$511,500	$729,000

CERTAIN INFORMATION ABOUT THE TRUSTEES AND OFFICERS

Following the completions of the Reorganizations, the operations of the Acquiring Funds will be overseen by the TPM Board. The business of TPM is managed under the direction of its Board of Trustees in accordance with its governing documents, which have been filed with the SEC. The TPM Board currently consists of three individuals, two of whom are Independent Trustees. Additional information about each of the current Trustees and officers of TPM may be found in Exhibit B to this Proxy Statement. The TPM Board has recently approved a proposal to increase the number of Trustees to seven, and to ask shareholders to elect four new additional Independent Trustees. The TPM Board intends to call a joint meeting of shareholders of all of the series of TPM at which shareholders will be asked to elect four additional Independent Trustees. Information about the qualifications of each of the nominees to serve as an Independent Trustee on the TPM Board will be included in a proxy statement that will be filed with the SEC during the first quarter of 2022 and mailed to each TPM shareholder as of the record date indicated in such proxy statement. The M&P Board consists of five Trustees, four of whom are Independent Trustees.

Pursuant to the governing documents of TPM, the Trustees shall elect officers including a President, Chief Compliance Officer, Treasurer, Secretary and such other officers as the TPM Board may from time to time elect. The Trustees also retain the power to conduct, operate and carry on the business of TPM. The M&P Board possesses similar powers to elect officers and conduct, operate and carry on the business of M&P Trust. The Trustees and officers of TPM, when acting in such capacities, shall not be subject to any personal liability except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. M&P Trust offers the same limitation of liability to its Trustees, officers, employees and agents.

FEDERAL INCOME TAX CONSEQUENCES

Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). No gain or loss will be recognized as a consequence of the

Reorganizations by either participating Fund (except to the extent that any assets transferred in the reorganization consist of contracts described in Section 1256 of the Code or stock in a passive foreign investment company as defined in Section 1297(a) of the Code), nor will a gain or loss will be recognized by the shareholders of a Target Fund as a result of the Acquiring Fund’s distribution of its shares to Target Fund shareholders solely in exchange for their shares. In addition, a shareholder’s tax basis for shares held in a Target Fund will carry over to the shares of the Acquiring Fund received in the Reorganization, and the holding period for shares held as a capital asset also will carry over to the Acquiring Fund shares received in the Reorganization. As a condition to the consummation of the Reorganization, M&P Trust, TPM, each Target Fund and each Acquiring Fund will have received a legal opinion to the effect that the Reorganization will qualify as a tax-free reorganization with the foregoing tax consequences. That opinion will be based upon certain representations and warranties made by M&P Trust and TPM and certifications received from M&P Trust and TPM on behalf of the Target Funds and the Acquiring Funds. Counsel rendering the opinion will not independently investigate or verify the validity of such representation and warranties, and its opinion may be jeopardized if any of these representations or warranties are incorrect in any material respect.

The forgoing relates only to the federal income tax consequences of the Reorganization. You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances, including any state and local tax consequences.

CAPITALIZATION

The following tables set forth as of the twelve months ended on September 30, 2021: (i) the capitalization of the Target Funds, and (ii) the pro forma combined capitalization of the Acquiring Funds assuming the Reorganization had been completed as of such date. If the Reorganizations are consummated, the capitalizations are likely to be different on the Closing Date, potentially materially different, as a result of daily share purchase and redemption activity in a Target Fund and changes in net asset value per share.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Growth Fund	$5,477,650,129.74	$158.31	34,600,766.06
Adjustment	$173,000	$0	0
Pro Forma Acquiring Growth Fund	$5,477,477,129.74	$158.31	34,600,766.06

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Balanced Fund	$972,778,865.13	$115.18	8,445,512.99
Adjustment	$31,000	$0	0
Pro Forma Acquiring Balanced Fund	$972,747,865.13	$115.18	8,445,512.99

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Small Cap Fund	$413,102,958.14	$33.14	12,466,043.34
Adjustment	$13,500	$0	0
Pro Forma Acquiring Small Cap Fund	$413,089,458.14	$33.14	12,466,043.34

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including approval of the Reorganizations. As of the Record Date, the Acquiring Funds had not commenced operations and did not have any shareholders.

As of the Record Date, each Target Fund’s shareholders of record and/or beneficial owners who owned 5% or more of the Target Fund’s shares are set forth below:

Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
[...]	[...]%	Record	N/A	N/A
[...]	[...]%	Record	N/A	N/A
[...]	[...]%	Record	N/A	N/A
[...]	[...]%	Record	N/A	N/A

[As of the Record Date, the Officers and Trustees of M&P Trust, as a group, owned less than 1% of the outstanding shares of each Target Fund.]

ADDITIONAL INFORMATION

VOTING SECURITIES AND VOTING INFORMATION

General Information
At the close of business on the Record Date, the Target Funds had shares of beneficial interest issued and outstanding as follows:

Target Fund	Shares Outstanding
Target Growth Fund	[...]
Target Balanced Fund	[...]
Target Small Cap Fund	[...]

Only shareholders of record on the Record Date are entitled to vote at the meeting. Each shareholder is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the meeting.

Quorum
The presence, in person or by proxy, of the holders of at least one-third of the outstanding shares of beneficial interest of the Target Funds entitled to vote is necessary to constitute a quorum for the Target Funds at the Meeting.

Required Vote
Shareholders of each Target Fund will vote separately on its Reorganization. An affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of a Target Fund or (ii) 67% or more of the shares of a Target Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, is required to approve each Proposal.

Voting Rights
Abstentions will be treated as present for purposes of determining a quorum. Although abstentions are counted as shares that are present at the Meeting for purposes of determining a quorum, they will be treated as shares voted against the Proposals. As the only proposal on the agenda is a non-routine item, there will not be any broker non-votes.

If (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained by a Target Fund, then the persons named as proxies may propose one or more adjournments of the Meeting with respect to such Target Fund, without further notice to the shareholders of the Target Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. If the Meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, M&P Trust may transact any business which might have been transacted at the original Meeting.

A shareholder of a Target Fund who objects to the proposed Reorganization will not be entitled under either Delaware law or the Declaration of Trust of M&P Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganization is consummated, shareholders will be free to redeem the shares of an Acquiring Fund that they receive in the transaction at their then-current net asset value. Shares of a Target Fund may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of a Target Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The M&P Board is not aware of any other matters to come before the Meeting.

REVOCATION OF PROXIES

If you return a properly executed proxy card, but later wish to revoke it, you may do so at any time before it is voted by doing any of the following:

a.delivering written notice of the proxy’s revocation to the President or Secretary of M&P Trust at the above address prior to the Meeting;
b.submitting a properly executed proxy bearing a later date, but dated prior to the Meeting;
c.submitting a subsequent telephone vote; or
d.attending and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.
SOLICITATION OF PROXIES

We are soliciting these proxies by U.S. mail, and may also solicit them in person, by telephone, by facsimile, or by any other electronic means. The Adviser is paying for two-thirds of the costs of this proposed Reorganization and the Target Funds and Acquiring Funds are paying for one-third of the costs of this proposed Reorganization. The Adviser is paying two-thirds of the costs and the Target Funds are paying for one-third of the expense of preparing, printing, and mailing of this Proxy Statement, the enclosed proxy card, and other expenses relating to the Meeting. Employees of the Adviser may make solicitations to obtain the necessary shareholder representation at the Meeting, but will receive no additional compensation for doing so. We, or our appointed agent, will count proxies that are properly authorized by telephone or electronically transmitted instruments, to the extent that we are able to verify your identity when you authorize your proxy in that manner.

HOUSEHOLDING

In an effort to decrease costs, the Target Funds intend to reduce the number of duplicate proxy statements you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household unless the Target Funds have received contrary instructions from one or more of the shareholders of the shared address. If you would like a separate copy of this proxy statement, please call toll-free at 800-304-7404 or write to the Target Funds (Mairs & Power Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701). Once the Target Funds receive notice to stop householding, we will begin sending individual copies to you promptly after receiving your request. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request delivery of a single copy of documents in the future, please call the toll-free number or write to the address above.

OTHER BUSINESS

The M&P Board knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of a Target Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Target Fund and its shareholders.

M&P Trust and TPM do not hold annual meetings of shareholders. There normally will be no meeting of shareholders for the purpose of electing Trustees of M&P Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. After the Reorganization is approved, shareholders wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting should send their written submissions to the principal executive offices of TPM at c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202-0701. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

Exhibit A

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of [•], 2022, by and between Trust for Professional Managers, a Delaware statutory trust (“Acquiring Entity”), separately on behalf of its respective series identified on Exhibit A hereto (each series, an “Acquiring Fund,” and together, the “Acquiring Funds”), and Mairs & Power Funds Trust, a Delaware statutory trust (“Target Entity”), separately on behalf of its series identified on Exhibit A hereto (each series a “Target Fund,” and together, the “Target Funds”). Mairs & Power, Inc., a Minnesota corporation (“Mairs & Power”), joins this Agreement solely for purposes of paragraphs 5.13 and 8.2.

WHEREAS, the parties hereto intend for each Acquiring Fund and the corresponding Target Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) each Acquiring Fund will acquire all of the Assets and Liabilities (as each such term is defined in paragraph 1.2 and paragraph 1.3, respectively, of this Agreement) of the corresponding Target Fund in exchange solely for shares of such Acquiring Fund (“Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the corresponding Target Fund’s net assets being acquired, and (ii) each Target Fund will distribute the Acquiring Fund Shares to shareholders of the corresponding Target Fund, in complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction, a “Reorganization,” and collectively, the “Reorganizations”);

WHEREAS, this Agreement is adopted as a “plan of reorganization” within the meaning of the U.S. Treasury regulations under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision, and each Reorganization between a Target Fund and the corresponding Acquiring Fund contemplated hereunder is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code, or any successor provision;

WHEREAS, each Acquiring Fund is a series of the Acquiring Entity, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each Target Fund is a series of the Target Entity, an open-end management investment company registered pursuant to the 1940 Act;

WHEREAS, each Acquiring Fund is, and will be at the time of the Closing (as defined in paragraph 3.1), a shell series of the Acquiring Entity, without assets or liabilities, created solely for the purpose of acquiring all of the Assets and assuming all of the Liabilities of the corresponding Target Fund, and, prior to the Closing, will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations);

WHEREAS, each Target Fund currently owns securities and other investments that are assets of the character in which the corresponding Acquiring Fund is permitted to invest; and

WHEREAS, the Board of Trustees of the Target Entity, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Target Entity, has determined that (1) participation in each Reorganization is advisable and is in the best interests of each Target Fund, and (2) the interests of the existing shareholders of each Target Fund would not be diluted as a result of the applicable Reorganization. The Board of Trustees of the Acquiring Entity, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Acquiring Entity, has determined that participation in each Reorganization is advisable and is in the best interests of each Acquiring Fund.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I
THE REORGANIZATIONS AND FUND TRANSACTIONS

1.1    The Reorganizations. It is the intention of the parties hereto that each Reorganization described herein shall be conducted separately of the others, and a party that is not a party to a Reorganization shall incur no obligations, duties or liabilities with respect to such Reorganization by reason of being a party to this Agreement. For ease of administration, a single document is being executed so as to enable each Target Fund and the corresponding Acquiring Fund to enter into the transactions under this Agreement. This Agreement shall be construed, to the extent relevant, as if each Reorganization between a Target Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement, and as if each Target Fund and the Acquiring Fund had executed a separate agreement. Subject to the requisite approval of each Target Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Closing, each Target Fund shall assign, deliver and otherwise transfer all of its Assets to the corresponding Acquiring Fund, and each Acquiring Fund shall assume all of the Liabilities of the corresponding Target Fund. In consideration of the foregoing, each Acquiring Fund shall deliver to the corresponding Target Fund full and fractional Acquiring Fund Shares (to the third decimal place) at the Closing. The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2    Assets of the Target Funds. The assets of each Target Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all rights of the Target Fund, cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Target Fund at the Effective Time, books and records, and any other property owned by the Target Fund at the Effective Time (collectively, the “Assets”).

1.3    Liabilities of the Target Funds. Each Target Fund will use its best efforts to discharge all of its known liabilities and obligations prior to the Effective Time, other than liabilities and obligations necessary or appropriate for the Target Fund’s normal investment operations that were incurred in the ordinary course of business consistent with past practice. Each Acquiring Fund shall assume all liabilities of the corresponding Target Fund, whether absolute, accrued, contingent or otherwise, whether or not determinable at the Closing and whether or not specifically referred to in this Agreement (collectively, the “Liabilities”).

1.4    Distribution of Acquiring Fund Shares. With respect to each Reorganization separately, immediately after the Closing, the Target Fund, will distribute the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1 to the record holders of shares of the Target Fund, in accordance with their respective interests in the Target Fund determined as of the Effective Time (the “Target Fund Shareholders”) in complete liquidation of the Target Fund, and promptly after the Closing, the Target Entity will proceed to terminate the Target Fund in accordance with the applicable laws of the State of Delaware and the Target Entity’s Declaration of Trust and By-Laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the applicable Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to each Target Fund Shareholder shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest, of the Target Fund (the “Target Fund Shares”) owned by each such Target Fund Shareholder at the Effective Time. All issued and outstanding shares of the Target Fund will simultaneously be redeemed and canceled on the books of the Target Fund. The Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with an exchange as described herein.

1.5    Recorded Ownership of Acquiring Fund Shares. For each Acquiring Fund, ownership of Acquiring Fund Shares will be shown on the books of each Acquiring Fund’s transfer agent.

1.6    Filing Responsibilities of Target Funds. Any reporting responsibility of a Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, the State Department of Assessments and Taxation of Delaware, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Target Fund. For the avoidance of doubt, any tax returns or financial reporting filings required by law to be filed for periods ending after the Closing shall be the responsibility of the applicable Acquiring Fund.

1.7    Termination. Each Target Fund will completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with such Target Fund’s governing documents, the laws of the State of Delaware, and the federal securities laws promptly following the Closing and the distribution pursuant to Section 1.4.

ARTICLE II VALUATION

With respect to each Reorganization separately:

2.1    Net Asset Value of the Target Fund. The net asset value per share of the Target Fund Shares shall be the net asset value per share computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation policies and procedures established by the Board of Trustees of the Acquiring Entity; provided, however, that such computation is consistent with the valuation policies and procedures of the Target Fund and in the event of any material inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.2    Net Asset Value of the Acquiring Fund. The net asset value per share of the Acquiring Fund Shares shall be the same as the net asset value per share of the Target Fund Shares as computed in paragraph 2.1.

2.3    Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Shares to be issued (including fractional shares to the third decimal place, if any) in connection with the Reorganization shall be equal to the number of full and fractional Target Fund Shares owned by Target Fund Shareholders at the Effective Time.

2.4    Joint Direction of Calculation. All computations of value with respect to both the Target Fund and the Acquiring Fund shall be made by U.S. Bank Global Fund Services, in its capacity as accounting agent for the Acquiring Funds and the Target Funds. Such computations shall be evaluated by Mairs & Power, in its capacity as investment adviser for the Acquiring Funds and the Target Funds. Such computations shall be subject to confirmation by the Target Fund’s and Acquiring Fund’s transfer agent and independent registered public accounting firm if requested by either party.

2.5    Effective Time. The Effective Time shall be the time at which the Target Fund and the Acquiring Fund calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the Closing Date (as defined in paragraph 3.1) (the “Effective Time”).

ARTICLE III CLOSING

3.1    Closing. Each Reorganization shall close on April 29, 2022, or such other date as the parties may mutually agree with respect to any or all of the Reorganizations (the “Closing Date”). All acts taking place at the closing of a Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the Effective Time unless otherwise agreed to by the parties to such Reorganization. The Closing of each Reorganization shall be held in person, by facsimile, email or such other communication means as the parties to such Reorganization may reasonably agree.

3.2    With respect to each Reorganization separately:

(a)    The Target Entity shall direct its custodian (the “Target Custodian”) to deliver to the Acquiring Entity, at the Closing, or as soon as practicable thereafter, a certificate of an authorized officer stating that (i) the Assets of the Target Fund were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including, but not limited to, all applicable transfer taxes, have been paid or provision for payment has been made. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Target Custodian, to those persons at the custodian for the Acquiring Fund (the “Acquiring Custodian”) who have primary responsibility for the safekeeping of the assets of the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time, and shall be transferred and delivered by the Target Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Target Fund shall direct the Target Custodian to transfer and deliver to the Acquiring Custodian as of the Effective Time by book entry, in accordance with the customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be transferred from the Target Custodian to the Acquiring Custodian by wire transfer of federal funds or other appropriate means as of the Effective Time. If the Target Fund is unable to make such delivery as of the Effective Time in the manner contemplated by this paragraph for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this paragraph with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.

(b)    The Target Fund shall direct its transfer agent (the “Target Transfer Agent”) to deliver to the Acquiring Entity at the Closing, or as soon as practicable thereafter, a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership of outstanding Target Fund Shares owned by each such Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Target Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Target Fund at the Effective Time, or provide other evidence satisfactory to the Target Funds as of the Effective Time that such Acquiring Fund Shares have been credited to the Target Fund’s accounts on the books of the Acquiring Funds.

(c)    In the event that at the Effective Time (a) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) is closed to trading or trading thereupon is restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the reasonable judgment of the Acquiring Entity or the Target Entity, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

ARTICLE IV REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of the Target Entity. With respect to each Reorganization separately, the Target Entity, on behalf of itself, or where applicable the Target Fund, to its knowledge, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a)    The Target Fund is a duly established series of the Target Entity, which is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Declaration of Trust and By-Laws, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)    The Target Entity is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Target Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect. The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Entity, on behalf of the Target Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(d)    The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)    At the Effective Time, the Target Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f)    The Target Entity is not currently, and the execution, delivery and performance of this Agreement will not result, in a violation of Delaware law or a material violation of its Declaration of Trust and By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Entity, on behalf of the Target Fund, is a party or by which it is bound, or the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Entity, on behalf of the Target Fund, is a party or by which it is bound.

(g)    All material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Target Fund on or prior to the Effective Time.

(h)    Except as otherwise disclosed to and accepted by the Acquiring Entity, on behalf of the Acquiring Fund, in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Target Entity’s knowledge, threatened against the Target Fund or any of its properties or Assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Target Entity, on behalf of the Target Fund, knows of no facts which might form the basis for the institution of such proceedings and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i)    The financial statements, including the notes thereto, the Financial Highlights and the Statement of Investments, of the Target Fund for each of the Target Fund’s fiscal years ended December 31, 2016, December 31, 2017, December 31, 2018, December 31, 2019 and December 31, 2020, have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Funds) present fairly, in all material respects, the financial condition of the Target Fund as of such dates, and there are no known liabilities, contingent or otherwise, of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such dates not disclosed therein.

(j)    Since December 31, 2020, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph (j), a decline in net asset value per share of the Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of the Target Fund’s liabilities, or the redemption of Target Fund Shares by Target Fund shareholders shall not constitute a material adverse change.

(k)    At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed by or provided to the applicable recipient by the Closing Date (taking into account any applicable extensions) shall have been filed or provided, and are or will be correct and complete in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns, forms, and reports or on any assessment received shall have been paid or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to in subsection (i) above are properly reflected on such financial statements. As of the Closing Date, to the knowledge of the Target Entity, the Target Fund will not have any tax deficiency or liability asserted or assessed against it or question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority, and it will not be under examination (either in progress or threatened) by the Internal Revenue Service or by any state or local tax authority. There are no levies, liens, or other encumbrances related to taxes existing or known to the Target Fund to be threatened or pending with respect to the Assets of the Target Fund. No written claim has ever been made by a taxing authority in a jurisdiction where the Target Fund does not file a tax return that the Target Fund is, or may be, subject to taxation in that jurisdiction.

(l)    For each taxable year since the commencement of the Target Fund’s operations (in the case of the taxable year that includes the Effective Time, for that portion of such taxable year ending with the Effective Time), the Target Fund: (i) has been (and will be) a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation for federal income tax purposes pursuant to Section 851(g)(1) of the Code, (ii) has met (and will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” within the meaning of Section 851 of the Code and has elected to be treated as such, and (iii) has been (and will be) eligible to and has computed (and will compute) its federal income tax under Section 852 of the Code, and (iv) has not been (and will not be), liable for any material income or excise tax under Section 852 or 4982 of the Code. The Target Fund has not taken any action or caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company. As of the time of the Closing, the Target Fund will have no current or accumulated earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to the Target Fund.

(m)    All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Entity and have been offered and sold in every state and the District of Columbia in compliance with applicable registration requirements and state securities laws. All of the issued and outstanding shares of the Target Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.2(b). The Target Fund does not have any outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund’s shares, and none will be outstanding on the Closing Date.

(n)    The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Board of Trustees of the Target Entity, on behalf of the Target Fund and this Agreement will constitute a valid and binding obligation of the Target Entity, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)    The information to be furnished by the Target Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal, state, and local securities and other laws and regulations thereunder applicable thereto.

(p)    The Proxy Statement (as defined in paragraph 5.6), insofar as it relates to the Target Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

(q)    For each year of its operation since inception and following an initial two-year term, the Target Fund’s investment advisory agreement with Mairs & Power has been properly approved by the Board of Trustees of the Target Entity pursuant to Section 15(c) of the 1940 Act.

(r)    All information provided or identified in writing by the Target Fund to the Acquiring Fund in response to formal due diligence requests relating to the Target Fund is true and correct in all material respects and contains no material misstatements or omissions with respect to the operation of the Target Fund as of the date hereof.

(s)    The Target Fund has not undergone, has not agreed to undergo, nor is required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Target Fund (including the Acquiring Fund as its successor) will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date.

(t)    The Target Fund has no known liability for any tax obligation of any taxpayer other than itself. The Target Fund is not currently and has never been a member of a group of corporations with which it has filed (or been required to file)

consolidated, combined or unitary tax returns. The Target Fund is not a party to any tax allocation, sharing, or indemnification agreement.

(u)    The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

4.2    Representations and Warranties of the Acquiring Entity. With respect to each of the Reorganizations separately, the Acquiring Entity, on behalf of itself or, where applicable the Acquiring Fund, represents and warrants to the Target Entity:

(a)    The Acquiring Fund is a duly established series of the Acquiring Entity, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)    The Acquiring Entity is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect or is anticipated to be in full force and effect on the Closing Date.

(c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Entity, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws.

(d)    As of the Closing Date, the prospectus, statement of additional information, marketing or other related materials of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that the representations and warranties of this subparagraph (d) shall not apply to statements in or omissions from the materials described in this subparagraph (d) made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

(e)    The Acquiring Entity, on behalf of the Acquiring Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in a violation of Delaware law or a material violation of its Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound, or the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f)    Except as otherwise disclosed to and accepted by the Target Entity, on behalf of the Target Fund, in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending, or to the Acquiring Entity’s knowledge, threatened against the Acquiring Fund. The Acquiring Entity, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s ability to consummate the transactions herein contemplated.

(g)    At the Effective Time, the Acquiring Fund will have no assets and no liabilities. The Acquiring Fund has not commenced operations and will not commence operations until after the Effective Time. The Reorganization will be structured as a “shell reorganization” subject to U.S. federal income tax treatment under Section 368(a)(1)(F) of the Code. The Acquiring Fund is, and will be at the time of Closing, a new series of the Acquiring Entity created within the last twelve (12) months, without assets or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares carried on any business activities, except as necessary to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Entity prior to its commencement of operations. As of the time immediately prior to the Closing, there will be no issued or outstanding securities issued by the Acquiring Fund, other than nominal shares issued in a private placement to Mairs & Power or an affiliate to secure any required initial shareholder approvals. Any shares issued by the Acquiring Fund prior to the Closing will be redeemed and cancelled prior to the Closing.

(h)    As of the time immediately following the Closing, the Target Fund Shareholders will own all of the outstanding Acquiring Fund Shares. As of the time immediately following the Closing, the Acquiring Fund will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code and intends to take all steps necessary to meet the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company.”

(i)    The execution, delivery and performance of this Agreement has duly authorized by all necessary action, if any, on the part of the Board of Trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)    The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Entity, and will have been issued in every state and the District of Columbia in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have any outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares.

(k)    The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal, state and local securities and other laws and regulations applicable thereto.

(l)    The Proxy Statement (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

(m)    Prior to the Effective Time, the Acquiring Fund’s investment advisory agreement with Mairs & Power will have been properly approved by the Board of Trustees of Acquiring Entity pursuant to Section 15(c) of the 1940 Act.

(n)    The Acquiring Entity has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act and, at the Effective Time, such policies and procedures will have been appropriately tailored to address the business of the Acquiring Fund.

(o)    All information provided or identified in writing by the Acquiring Fund to the Target Fund in response to formal due diligence requests relating to the Acquiring Fund is true and correct in all material respects and contains no material misstatements or omissions with respect to the Acquiring Fund and its operation.

ARTICLE V COVENANTS AND AGREEMENTS
5.1    Conduct of Business. Each Target Fund will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business with respect to the Target Fund will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable in anticipation of the Reorganization.

5.2    Meeting of Shareholders. The Target Entity will call a joint meeting of the Target Funds so that Target Fund Shareholders of each Target Fund may separately consider and vote upon the approval of the applicable Reorganization and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3    No Distribution of Acquiring Fund Shares. Each Target Fund covenants that the Acquiring Fund Shares to be issued to such Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4    Information. Each Target Fund will assist the corresponding Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of such Target Fund’s Target Fund Shares.

5.5    Other Necessary Action. Subject to the provisions of this Agreement, each Acquiring Fund and the corresponding Target Fund will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6    Proxy Statement. Each Target Fund will provide the corresponding Acquiring Fund with information regarding the Target Fund, and each Acquiring Fund will provide the corresponding Target Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of the proxy statement on Schedule 14A (the “Proxy Statement”), in compliance in all material respects with the provisions of the 1934 Act and the 1940 Act and the rule and regulations thereunder, in connection with the meeting of the respective Target Fund Shareholders to consider and vote upon the approval of the applicable Reorganization for their Target Fund.

5.7    Liquidating Distribution. Immediately after the Closing, each Target Fund will make a liquidating distribution to its Target Fund Shareholders consisting of the Acquiring Fund Shares received by such Target Fund at the Closing.

5.8    Best Efforts. Each Acquiring Fund and each Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9    Other Instruments. The Acquiring Entity, on behalf of each Acquiring Fund, and the Target Entity, on behalf of each Target Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the corresponding Acquiring Fund’s Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Fund’s title to and possession of all the Assets of the corresponding Target Fund, and otherwise to carry out the intent and purpose of this Agreement.

5.10    Regulatory Approvals. The Acquiring Entity, on behalf of each Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to commence its operations after the Effective Time.

5.11    Qualification as a “Regulated Investment Company.” (a) Each Acquiring Fund will elect to be a “regulated investment company” for federal income tax purposes for its taxable year that includes the Effective Time; and (b) at all times prior to and subsequent to making such election, each Acquiring Fund will take all steps necessary to ensure that it qualifies for federal income tax purposes as a “regulated investment company.”

5.12    Qualification as a “Reorganization.” With respect to each Reorganization separately, it is the intention of the parties that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code, or any successor provision. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code. The Acquiring Fund and the Target Fund will comply with the record keeping and information filing requirements of Treasury Regulation Section 1.368-3.

5.13    Tail Insurance. For the period beginning at the Closing Date and ending not less than six years thereafter, Mairs & Power, its successors and assigns, shall either (a) arrange for the provision of liability coverage under the Target Entity’s current policy, through the designation of the Target Funds as terminated funds under the current policy, to any former and/or current trustees and officers of the Target Funds as of the date of this Agreement, covering the actions of such trustees and officers of the Target Funds for the period(s) they served as such; or (b) obtain a pre-paid, non-cancelable run-off or “tail” insurance policy (e.g., errors and omissions/trustees and officers) providing liability coverage to the Target Funds, to any former and/or current trustees and officers of the Target Funds as of the date of this Agreement, covering the actions of such trustees and officers of the Target Funds for the period(s) they served as such and at limit levels and otherwise on terms as the Board of Trustees of the Target Entity deems appropriate.

ARTICLE VI CONDITIONS PRECEDENT
6.1    Conditions Precedent to Obligations of the Target Entity. With respect to each Reorganization separately, the obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Entity’s election, to the satisfaction or waiver of the following conditions:

(a)    All representations and warranties of Acquiring Entity, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)    The Acquiring Entity, on behalf of the Acquiring Fund, shall have delivered to the Target Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Target Entity, and dated as of the Effective Time, to the effect that the representations and warranties of the Acquiring Entity, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target Entity may reasonably request.

(c)    The Acquiring Entity, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of the Acquiring Fund, on or before the Effective Time.

(d)    The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)    The Acquiring Entity’s Board of Trustees shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this paragraph 6.1(e).

(f)    The Acquiring Entity, on behalf of the Acquiring Fund, and the Adviser shall have entered into an Expense Limitation Agreement in form reasonably satisfactory to the Target Fund reflecting the terms set forth in Exhibit B, which agreement shall remain in effect for a period of two years following the Closing.

(g)    The Target Funds shall have received a certification evidencing the tail insurance coverage set forth in Section 5.13.

(h)    The Target Fund and each other Target Fund shall have obtained the requisite approval of shareholders with respect to the Reorganizations and shall have otherwise satisfied all conditions to the closings of the Reorganizations. For the avoidance of doubt, each Reorganization is contingent on the consummation of each other Reorganization, and no Closing will take effect unless the conditions precedent for each Reorganization have been satisfied or waived by the Board of Trustees of the Target Entity.

(i)    The Target Funds shall have received on the Closing Date an opinion from Godfrey & Kahn, S.C., counsel to the Acquiring Entity, dated as of such Closing Date, in a form reasonably satisfactory to the Target Entity, covering the following points:

(i)    The Acquiring Entity is validly existing in good standing as a statutory trust under the Statutory Trust Act, 12 Del. C. §§ 3801 et. seq.

(ii)    The Acquiring Entity is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission is in full force and effect.

(iii)    This Agreement has been duly authorized, executed and delivered by the Acquiring Entity, on behalf of each Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Target Entity, is a valid and binding obligation of the Acquiring Entity on behalf of the Acquiring Funds, enforceable against each Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(iv)    The Acquiring Fund Shares to be issued and delivered by the Acquiring Entity pursuant to this Agreement are duly authorized for issuance and, when issued and delivered as provided in this Agreement, will be validly issued, fully paid and non-assessable.

(v)    To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Funds of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws (as to which such counsel expresses no opinion).

(vi)    The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Entity’s Declaration of Trust or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Entity, on behalf of the Acquiring Funds, is a party or by which an Acquiring Fund or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which an Acquiring Fund is a party or by which it is bound.

6.2 Conditions Precedent to Obligations of the Acquiring Entity. With respect to each Reorganization separately, the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Acquiring Entity’s election, to satisfaction or waiver the following conditions:

(a)    All representations and warranties of the Target Entity, on behalf of itself or, where applicable, the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)    The Target Entity shall have caused to be prepared and delivered to the Acquiring Fund at least five (5) business days prior to the Closing Date a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the Assets and the Liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Entity shall have delivered to the Acquiring Fund at the Closing a statement of the Target Fund’s Assets and Liabilities, as of the Effective Time, that is prepared in accordance with GAAP and certified by the Treasurer of the Target Entity.

(c)    The Target Entity, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Target Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Target Entity, on behalf of itself or, where applicable, the Target Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Entity may reasonably request.

(d)    The Target Entity and the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Effective Time.

(e)    The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(f)    The Target Entity’s Board of Trustees shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act and approved the recommendation that the Target Fund shareholders approve the Agreement. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this paragraph 6.2(f).

(g)    The Acquiring Funds shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of such Closing Date, in a form reasonably satisfactory to the Acquiring Entity, covering the following points:

(i)    The Target Entity is a statutory trust validly existing in good standing as a statutory trust under the Statutory Trust Act, 12 Del. C. §3801 et. seq.

(ii)    The Target Entity is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission is in full force and effect.

(iii)    This Agreement has been duly authorized, executed and delivered by the Target Entity, on behalf of each Target Fund, and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Funds, is a valid and binding obligation of the Target Funds enforceable against each Target Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(iv)    The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Target Entity’s Declaration of Trust or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which an Target Fund is a party or by which a Target Fund or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which a Target Fund is a party or by which it is bound.

(v)    To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by a Target Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws (as to which such counsel expresses no opinion).

6.3 Other Conditions Precedent. With respect to each Reorganization separately, if any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquiring Entity, on behalf of the Acquiring Fund, or the Target Entity, on behalf of the Target Fund, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Entity’s Declaration of Trust and By-Laws, applicable Delaware law and the 1940 Act and the regulations thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Acquiring Entity and the Target Entity, on behalf of either the Acquiring Fund or the Target Fund, respectively, may not waive the conditions set forth in this paragraph 6.3(a).

(b)    At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of the Acquiring Entity or the Target Entity, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c)    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity and the Target Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

(d)    The Acquiring Entity, on behalf of the Acquiring Fund, and the Target Entity on behalf of the Target Fund, shall each have received an opinion of Godfrey & Kahn, S.C., in a form acceptable to Vedder Price P.C., as to federal income tax matters (the “Tax Opinion”) substantially to the effect that subject to the assumptions, exceptions, limitations, and qualifications set forth therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1)    The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)    In accordance with Sections 361(a) and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of all of its Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Liabilities of the Target Fund, and in accordance with Section 361(c) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares in complete liquidation of the Target Fund pursuant to the Reorganization;

(3)    In accordance with Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Liabilities of the Target Fund;

(4)    In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their Target Fund Shares as part of the Reorganization (including fractional shares to which they may be entitled);

(5)    In accordance with Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by a Target Fund Shareholder (including fractional shares to which they may be entitled) pursuant to the Reorganization will be equal to the aggregate tax basis of the Target Fund Shares held by such Target Fund Shareholder immediately prior to the Reorganization;

(6)    In accordance with Section 1223 of the Code, the holding period of the Acquiring Fund Shares received by a Target Fund Shareholder (including fractional shares to which they may be entitled) will include the period during which the Target Fund Shares surrendered in exchange therefor were held by such Target Fund Shareholder, provided that the Target Fund Shares were held as a capital asset in the hands of such Target Fund Shareholder at the Effective Time;

(7)    In accordance with Section 362(b) of the Code, the tax basis of each Asset of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such Asset immediately prior to the transfer thereof;

(8)    In accordance with Section 1223 of the Code, the holding period of each Asset of the Target Fund acquired by the Acquiring Fund will include the period during which that Asset was held by the Target Fund immediately prior to the transfer thereof; and

(9)    The Reorganization will not result in the termination of the Target Fund’s taxable year, provided the Reorganization constitutes a reorganization under Section 368(a)(1)(F) of the Code, and the Acquiring Fund will succeed to and take into account the items of the Target Fund, if any, described under Code Section 381(c), subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the U.S. Treasury regulations thereunder.

No opinion will be expressed as to whether any gain or loss will be recognized (1) on Assets in which gain or loss recognition is required by the Code even if the transaction otherwise constitutes a nontaxable transaction, (2) on “Section 1256 contracts” as defined in Section 1256(b) of the Code, (3) on stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code or (4) as a result of the closing of a taxable year (or termination thereof). In addition, no opinion will be expressed as to any other federal, estate, gift, state, local, or foreign tax consequences that may result from the Reorganization.

The delivery of such opinion is conditioned upon receipt by Godfrey & Kahn, S.C. of representations it shall reasonably request of the Acquiring Entity, on behalf of the Acquiring Fund, and of the Target Entity, on behalf of the Target Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(d).

(e)    The Target Custodian shall have delivered such certificates or other documents as set forth in paragraph 3.2(a).

(f)    The Target Transfer Agent shall have delivered to the Acquiring Entity a certificate of its authorized officer as set forth in paragraph 3.2(b).

(g)    The Acquiring Fund shall have issued and delivered to the Secretary of the Target Fund the confirmation as set forth in paragraph 3.2(b).

(h)    Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested in writing by such other party or its counsel.

ARTICLE VII INDEMNIFICATION
7.1    Indemnification by the Acquiring Entity. With respect to each Reorganization separately, the Acquiring Entity, solely out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Target Entity, the Target Fund, and their trustees, officers, employees and agents (the “Target Entity Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Entity Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Target Entity, on behalf of the Target Fund, or its trustees, officers or agents.

7.2    Indemnification by the Target Entity. With respect to each Reorganization separately, the Target Entity, solely out of the Target Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Entity, the Acquiring Fund, and their trustees, officers, employees and agents (the “Acquiring Entity Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Entity, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Entity, on behalf of the Acquiring Fund, or its trustees, officers or agents.

7.3    Liability of the Target Entity. With respect to each Reorganization separately, the Acquiring Entity understands and agrees that the obligations of the Target Entity, on behalf of the Target Fund, under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Target Entity on behalf of the Target Entity personally, but bind only the Target Entity on behalf of the Target Fund and the Target Fund’s property. Moreover, no series of Target Entity other than the Target Fund shall be responsible for the obligations of Target Entity hereunder, and all persons shall look only to the assets of the Target Fund to satisfy the obligations of the Target Fund hereunder. The Acquiring Entity represents that it has notice of the provisions of the Target Entity’s Declaration of Trust and applicable law disclaiming shareholder and director liability for acts or obligations of the Target Fund.

7.4    Liability of the Acquiring Entity. With respect to each Reorganization separately, the Target Entity understands and agrees that the obligations of Acquiring Entity, on behalf of the Acquiring Fund, under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of Acquiring Entity on behalf of the Acquiring Entity personally, but bind only the Acquiring Entity on behalf of the Acquiring Fund and the Acquiring Fund’s property. Moreover, no series of the Acquiring Entity other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Entity hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The Target Entity represents that it has notice of the provisions of the Declaration of Trust of the Acquiring Entity and applicable law disclaiming shareholder and trustee liability for acts or obligations of the Acquiring Funds.

ARTICLE VIII BROKERAGE FEES AND EXPENSES
8.1    No Broker or Finder Fees. Each Acquiring Fund and the corresponding Target Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2    Expenses of Reorganization. Except as set forth below, the Target Funds and the Acquiring Funds shall each bear their respective costs of the Reorganizations. Except as may be otherwise agreed to in writing, Mairs & Power shall be responsible for and pay two-thirds of the total documented and out-of-pocket expenses of the Target Funds and two-thirds of the total documented and out-of-pocket expenses of the Acquiring Funds relating to the Reorganizations. The remaining one-third of the costs to be borne by the Target Funds collectively shall be borne by each Target Fund in proportion to the average net assets held by the Target Funds in aggregate for the month which the expense was incurred. The remaining one-third of the costs to be borne by the Acquiring Funds collectively shall be borne by each Acquiring Fund in proportion to the net assets held by such Acquiring Fund compared to the net assets held by the Acquiring Funds in aggregate as of the Effective Time. The costs of each Reorganization shall include, but not be limited to, costs associated with: preparation, printing and distribution of the Proxy Statement; legal fees and accounting fees with respect to the Reorganization and the Proxy Statement, including legal fees of counsel to the Board of Trustees of the Target Entity; expenses of holding shareholder meetings; board meeting fees applicable to the Reorganization; obtaining the tail insurance required under paragraph 5.13 of this Agreement; and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. Each party shall bear the costs of its legal counsel, auditors and other service providers, and its Board of Trustees. For the avoidance of doubt, the expenses of the fund administrator in connection with the preparation of the Proxy Statement and the costs of printing and distributing the Proxy Statement, as well as solicitation costs, are the expenses of the Target Funds. Each Acquiring Fund will bear the registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify its Acquiring Fund Shares to be issued in each state in which Target Fund Shareholders are residents. Notwithstanding any of the foregoing, (i) expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or the disqualification of the applicable Reorganization as a tax-free reorganization under Section 368(a)(1) of the Code, and (ii) it is intended that Mairs & Power and the Target Funds will pay or assume only those expenses of a Target Fund and the Target Fund Shareholders that are solely and directly related to the applicable Reorganization in accordance with the guidelines established in Revenue Ruling 73-54, 1973-1 C.B. 187.

ARTICLE IX AMENDMENTS AND TERMINATION
9.1    Amendments. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquiring Entity or the Target Entity, on behalf of either the Acquiring Funds or the Target Funds, respectively; provided, however, that, with respect to each Reorganization separately, following the approval of this Agreement by the Target Fund Shareholders pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.2 Termination. With respect to each Reorganization separately, this Agreement may be terminated and the transactions contemplated hereby may be abandoned by the mutual agreement of the parties without further action by the Target Entity’s Board of Trustees or the Acquiring Entity’s Board’s Board of Trustees or by resolution of the Board of Trustees of the Acquiring Entity or the Board of Trustees of the Target Entity, on behalf of the Acquiring Fund or the Target Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, as applicable, make proceeding with this Agreement inadvisable. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any party hereto.

ARTICLE X NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to the Acquiring Entity:
Trust for Professional Managers
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
Attention: Jay S. Fitton
Telephone: (513) 629-8104
Email: jay.fitton@usbank.com

With copies (which shall not constitute notice) to:
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
Attention: Christopher M. Cahlamer
Telephone: (414) 287-9338
Email: ccahlamer@gklaw.com

If to the Target Entity:
Mairs & Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
St. Paul, Minnesota 55101-1363
Attention: Elizabeth M. VanHeel, Operations Manager
Telephone: (651)-222-8478
Email: evanheel@mairsandpower.com

With a copy (which shall not constitute notice) to:
Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601
Attention: Deborah Bielicke Eades
Telephone: (312) 609-7661
Email: deades@vedderprice.com

ARTICLE XI MISCELLANEOUS
11.1    Entire Agreement. The Target Entity and the Acquiring Entity agree that they have not made any representation, warranty or covenant, on behalf of either a Target Fund or an Acquiring Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2    Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification contained in paragraphs 7.1 and 7.2, shall survive the Closing.

11.3    Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.5    Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the [•] day of [•], 2022.

MAIRS & POWER FUNDS TRUST on behalf of its series listed on Exhibit A, individually and not jointly By: Name: Robert W. Mairs Title: CCO & Secretary	TRUST FOR PROFESSIONAL MANAGERS on behalf of its series listed on Exhibit A, individually and not jointly By: Name: John P. Buckel Title: President
Solely for purposes of paragraphs 5.13 and 8.2 MAIRS & POWER, INC. By: Name: Andrea C. Stimmel Title: COO & Treasurer

Exhibit A

Chart of Reorganizations

Mairs & Power Funds Trust	Trust for Professional Managers
Target Fund	Corresponding Acquiring Fund
Mairs & Power Growth Fund	Mairs & Power Growth Fund
Mairs & Power Balanced Fund	Mairs & Power Balanced Fund
Mairs & Power Small Cap Fund	Mairs & Power Small Cap Fund

Exhibit B

Expense Limitation Terms

For a period of two years following the closing of the reorganizations, Mairs & Power, Inc. shall waive its advisory fee or reimburse expenses to the extent that Covered Expenses (as defined below) accrued during the applicable period exceed $137,000, $72,000 and $62,500 for Mairs & Power Growth Fund, Mairs & Power Balanced Fund and Mairs & Power Small Cap Fund, respectively, for the twelve months ending on the first anniversary of the closing of the reorganizations and the twelve months ending on the second anniversary of the reorganizations. Covered Expenses shall be limited to outside legal expenses, audit and tax expenses, trustees’ fees, insurance expenses, ICI membership fees, and CCO fees (“Covered Expenses”).

Exhibit B

Management of the Acquiring Funds

Board of Trustees

The management and affairs of the Acquiring Funds are supervised by the TPM Board. The TPM Board currently consists of three individuals. The Trustees are fiduciaries for the Acquiring Funds’ shareholders and are governed by the laws of the State of Delaware in this regard. The TPM Board establishes policies for the operation of the Acquiring Funds and appoints the officers who conduct the daily business of the Acquiring Funds.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	24	Professor Emeritus, Department of Accounting (June 2019-present), Professor, Department of Accounting (2004-May 2019), Chair, Department of Accounting (2004-2017), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	24	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Interested Trustee and Officers
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	24	President (2017- present), Chief Operating Officer (2016-2020), Executive Vice President (1994-2017), U.S. Bancorp Fund Services, LLC.	Trustee, Buffalo Funds (an open-end investment company) (2003-2017); Trustee, USA MUTUALS (an open-end investment company) (2001-2018).
John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Deanna B. Marotz 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Chief Compliance Officer, Senior Vice President and Anti-Money Laundering Officer	Indefinite Term; Since October 21, 2021	N/A
Vice President, US Bancorp Fund Services, LLC (2021-present); Chief Compliance Officer of Keeley-Teton Advisors, LLC and Teton Advisors, Inc (2017-2021); Chief Compliance Officer of Keeley Asset Management Corp. (2015-2017).

N/A
Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019-present); Partner, Practus, LLP (2018-2019); Counsel, Drinker Biddle & Reath, LLP (2016-2018).	N/A
Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A
Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A
*    Mr. Neuberger is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPSETTING PURPOSES ONLY*** THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES. [FUND NAME INSERTED HERE] A SERIES OF MAIRS & POWER FUNDS TRUST PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [DATE DATE , 2022] The undersigned, revoking prior proxies, hereby appoints Name, Name and Name, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named Fund (the “Fund”) to be held at the offices of Mairs & Power Funds Trust, W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101, at 10:00 a.m., Central time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-530-8623. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Shareholders to Be Held on DATE DATE, 2022. The proxy statement for this meeting is available at: vote.proxyonline.com/mairsandpower/docs/2022meeting.pdf 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888- 227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-866-530-8623 Monday through Friday 9 a.m. to 10 p.m. Eastern time PROXY VOTING OPTIONS SIGN, DATE AND VOTE ON THE REVERSE SIDE 12345678910 CONTROL NUMBER PROXY CARD YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] [FUND NAME INSERTED HERE] This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● FOR AGAINST ABSTAIN 1. To approve the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Mairs & Power Growth Fund (the “Target Growth Fund”), a series of M&P Trust, by the Mairs & Power Growth Fund (the “Acquiring Growth Fund”), a newly organized series of Trust for Professional Managers, a Delaware statutory trust (“TPM”), in exchange for shares of the Acquiring Growth Fund and the assumption by the Acquiring Growth Fund of all liabilities of the Target Growth Fund and (b) the subsequent liquidation, termination, and dissolution of the Target Growth Fund; and ○ ○ ○ 4. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof. ○ ○ ○ THANK YOU FOR VOTING YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. _______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE PROXY CARD